Execution Version

INVESTMENT NUMBER 29492

     Equity and Warrant
Subscription Agreement

between

     ARGENTEX MINING CORPORATION

and

INTERNATIONAL FINANCE CORPORATION

September 24, 2010

     EQUITY AND WARRANT
SUBSCRIPTION AGREEMENT

THIS AGREEMENT made as of the 24th day of September, 2010 (this “Agreement”).

BETWEEN:

ARGENTEX MINING CORPORATION, a corporation existing under the laws of Delaware, and having its head office at 602-1112 West Pender Street, Vancouver, British Columbia, V6E 2S1, Canada (the “Company”);

AND:

INTERNATIONAL FINANCE CORPORATION an international organization established by agreement among its member countries having an office at 2121 Pennsylvania Avenue N.W., Washington, District of Columbia 20433, U.S.A. (“IFC”).

WHEREAS:

1)	The Company is a junior mining company with significant holdings in the Patagonia region of Argentina, through its wholly-owned subsidiary, SCRN Properties Ltd.

2)

The Company intends to raise additional equity to fund ongoing exploration of its projects in Argentina, including its polymetallic Pinguino project. To that end, the Company has agreed to issue to IFC, and IFC has agreed to acquire 10,804,706 Units (as defined below) from the Company pursuant to the terms and conditions of this Agreement.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, the parties hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

Section 1.01.Definitions

In this Agreement, unless the context otherwise requires:

“Accounting Principles” means U.S. generally accepted accounting principles;

“Affiliate(s)” means with respect to any Person, any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, that specified Person (for purposes of this definition, “control” means the power to direct the management or policies of a Person, directly or indirectly, whether through the ownership of shares or other securities, by contract or otherwise; provided that the direct or indirect ownership of fifty per cent (50%) or more of the voting share capital of a Person is deemed to constitute that Person an Affiliate, and “controlling” and “controlled” have corresponding meanings);

“Agreement” means this equity and warrant subscription agreement and the annexes and schedules hereto;

“Annual Monitoring Report” means the annual monitoring report substantially in the form attached as Schedule 3 hereto setting out the specific social, environmental and developmental impact information to be provided by the Company in respect of the Projects and any Future Projects, as such form of Annual Monitoring Report may be amended or supplemented from time to time with IFC’s prior written consent;

“Applicable S&E Law” means all applicable statutes, laws, ordinances, rules and regulations of Canada, Argentina and any other jurisdictions where the Company has, or may have in the future, Projects or Future Projects, including without limitation, licenses, permits or other Authorizations setting standards concerning environmental, social, labor, health and safety or security risks of the type contemplated by the Performance Standards, or imposing liability for the breach thereof;

“Authority” and “Authorities” means any (i) supranational, multinational, federal, national, provincial, state, regional, municipal, local or other government, governmental or public department, ministry, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau or agency having jurisdiction over the Company, any Project or any Future Project, (ii) subdivision, agent, commission, board or authority of any of the foregoing, (iii) quasi-governmental or private body, including any tribunal, commission, stock exchange (including the TSXV and the OTC Bulletin Board), regulatory agency or self-regulatory organization exercising any regulatory, expropriation or taxing authority under or for the account of the foregoing and which has jurisdiction over the Company, any Project or any Future Project;

“Authorizations” means any consent, registration, filing, agreement, notarization, certificate, license, approval, permit, authority or exemption from, by or with any Authority, whether given by express action or deemed given by failure to act within any specified time period and all corporate, creditors’ and shareholders’ approvals or consents;

“BC Act” means the Securities Act (British Columbia) R.S.B.C. 1996, c. 418, as amended;

“Business Day” means any day which is not a Saturday, a Sunday or a day observed as a holiday under the laws of British Columbia or New York;

“Canadian Securities Authorities” means the British Columbia Securities Commission and the Alberta Securities Commission;

“Canadian Securities Laws” means the applicable securities laws of the Provinces of Alberta and British Columbia and the regulations and rules made and forms prescribed thereunder together with all applicable published rules, policy statements, orders, rulings and notices of the Canadian Securities Authorities;

“CAO” means the Compliance Advisor Ombudsman, the independent accountability mechanism for IFC that impartially responds to environmental and social concerns of affected communities and aims to enhance outcomes;

“CAO’s Role” means:

(i)	to respond to complaints by persons who have been or are likely to be directly affected by the social or environmental impacts of IFC projects; and

(ii)

to oversee audits of IFC’s social and environmental performance, particularly in relation to sensitive projects, and to ensure compliance with IFC’s social and environmental policies, guidelines, procedures and systems;

“Closing” means the completion of the issue and delivery by the Company and the acquisition by IFC of the Purchased Shares and the Warrants comprising the Units purchased pursuant to Section 2.01 of this Agreement;

“Closing Date” means the day which is the tenth (10th) Business Day after (i) the date of the fulfillment by the Company of the conditions set forth in Section 5.01 of this Agreement and (ii) the date of the fulfillment by the IFC of the conditions set forth in Section 5.03 of this Agreement, or such other date as may be agreed to by the parties hereto;

“Closing Time” means 1:30 p.m. (Vancouver time) on the Closing Date or such other time on the Closing Date as the Company and IFC may agree;

“Coercive Practice” has the meaning ascribed to it in Annex A;

“Collusive Practice” has the meaning ascribed to it in Annex A;

“Company Agreements” means the material written and oral agreements to which the Company or a Affiliate is a party or to which any of their properties are subject;

“Corrupt Practice” has the meaning ascribed to it in Annex A;

“Cut-off Date for Subscription” means October 25, 2010 or such later date as may be agreed to by the Company and IFC subject to the approval of TSXV, as required;

“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval System.

“Environmental Guidelines” means the World Bank Group Environmental, Health, and Safety Guidelines (April 2007) and Environment, Health and Safety Guidelines for Mining (December 2007) copies of which have been delivered to, and receipt of which has been acknowledged by, the Company;

“Environmental and Social Action Plan” or “ESAP” means the plan agreed to by the Company and IFC and made available to the public from May 28, 2010, a copy of which is attached hereto as Schedule 4. The ESAP sets out specific social and environmental measures to be undertaken by the Company to enable the Projects and any Future Projects to be explored and developed in compliance with the Performance Standards. The ESAP may be amended or supplemented from time to time if mutually agreed in writing by IFC and the Company;

“Environmental and Social Review Summary” means the Company’s Environmental and Social Review Summary dated May 28, 2010;

“Equity Securities” means the Shares and any other capital stock, equity interest or other ownership interest or profit participation or similar right with respect to the Company, including without limitation, any partnership or membership interest, any stock appreciation, phantom stock or similar right or plan, and any note or debt security having or containing equity or profit participation features, or any option, warrant or other security or right which is directly or indirectly convertible into or exercisable or exchangeable for any other Equity Securities of the Company;

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

“Exercise Price” has the meaning ascribed thereto in the Warrant Certificate;

“Financial Year” means the accounting year of the Company commencing each year on February 1 and ending on the following January 31, or such other period as the Company from time to time designates as its accounting year;

“Fraudulent Practice” has the meaning ascribed to it in Annex A;

“Future Operations” means any operations, exploration activities and facilities that the Company and its Subsidiaries may engage in from and after the Closing Date (including the design, construction, exploration, operation, maintenance, management and monitoring, as applicable, of the Company’s mining properties), excluding the Operations;

“Future Projects” unless specified otherwise means all of the mineral exploration, development and exploitation activities that the Company and its Subsidiaries may engage in from and after the Closing Date, excluding the Projects;

“HSEC Policy” means the document on the Company’s health, safety, environment and community development policies entitled “Health, Safety, Environment and Community (HSEC) Policy” to be developed by the Company and approved by IFC pursuant to the Environmental and Social Action Plan;

“Lien” means any mortgage, pledge, charge, assignment, hypothecation, security interest, title retention, preferential right, trust arrangement, right of set-off, counterclaim or banker’s lien, privilege or priority of any kind having the effect of security, any designation of loss payees or beneficiaries or any similar arrangement under or with respect to any insurance policy or any preference of one creditor over another arising by operation of law;

“Material Adverse Change” means any one or more changes, events or occurrences, and “Material Adverse Effect” means any state of facts, which, in either case, either individually or in the aggregate, are, or would reasonably be expected to be, material and adverse to (i) the business, operations, results of operations, assets, liabilities, obligations or financial condition of the Company and its Subsidiaries, on a consolidated basis, (ii) the implementation of the transactions contemplated in this Agreement, or (iii) the ability of the Company and its Subsidiaries to comply with any of their respective obligations under this Agreement or the Permits;

“Obstructive Practice” has the meaning ascribed to it in Annex A;

“Offering” means the offering by the Company of the Purchased Shares and the Warrants comprising the Units by way of private placement pursuant to this Agreement;

“Operations” means the existing operations, exploration activities and facilities of the Company and its Subsidiaries, including, without limitation, those relating to its Permits (including the design, construction, exploration, operation, maintenance, management and monitoring, as applicable, of the Company’s mining properties (including the Projects);

“OTC Bulletin Board” means the Over-the-Counter Bulletin Board;

“Performance Standards” means IFC’s Performance Standards on Social & Environmental Sustainability, dated April 30, 2006, copies of which have been delivered to and receipt of which has been acknowledged by the Company;

“Permits” means the exploration permits, concessions, licenses and any agreements or rights relating thereto, listed on Schedule 1 to this Agreement;

“Person” means an individual, partnership, unincorporated association, organization, syndicate, corporation or trust or a trustee, executor, administrator or other legal or personal representative;

“Projects” unless specified otherwise means all of the current mineral exploration, development and exploitation activities of the Company and its Subsidiaries, including but not limited to the current exploration projects in Argentina, but excluding any Future Projects;

“Public Record” means the documents filed by the Company on EDGAR and SEDAR through the date of this Agreement;

“Purchase Price per Unit” means $0.68 per Unit;

“Purchased Shares” means the Shares forming part of the Units subscribed for by IFC under Section 2.01 of this Agreement;

“Regulation S” means Regulation S promulgated by the United States Securities and Exchange Commission under the U.S. Securities Act;

“Sanctionable Practices” means any Corrupt Practice, Fraudulent Practice, Coercive Practice, Collusive Practice, or Obstructive Practice, as those terms are defined herein and interpreted in accordance with the Anti-Corruption Guidelines attached to this Agreement as Annex A;

“SEA Documents” means the social and environmental assessment documents, including (without limitation), the environmental and social impact assessment, environmental and social management plan and associated work required to explore and develop the Projects and any Future Projects;

“S&E Management System” means the Company’s social and environmental management system enabling it to identify, assess and manage risks in respect of the Operations and Future Operations on an ongoing basis;

“SEC” means the U.S. Securities and Exchange Commission;

“Securities” means the Purchased Shares, the Warrants and the Warrant Shares; “Securities Laws” means the Canadian Securities Laws and the U.S. Securities Laws; “SEDAR” means the System for Electronic Document Analysis and Retrieval;

“Shares” means the shares of common stock, par value U.S.$0.001, in the capital of the Company;

“Shell Bank” means a bank incorporated in a jurisdiction in which it has no physical presence and which is not an Affiliate of a regulated bank or a regulated financial group;

“Stakeholder Engagement Plan” means the document on existing and planned community engagement activities that sets out, inter alia, policies and procedures that are appropriate to the scale and scope of each project for engagement with all stakeholders (including new migrants, communities directly affected beyond the project footprint, NGOs, governmental agencies, interested groups, influential parties, etc.) to be developed by the Company and approved by IFC pursuant to the Environmental and Social Action Plan, acting reasonably;

“Stock Option Plan” means the Company’s stock option plan as approved by holders of the Shares on September 10, 2008;

“Subsidiary” means SCRN Properties Ltd. and any Affiliate of the Company;

“Taxes” shall mean all taxes of every kind (including without limitation, gross and net income, gross and net receipts, capital gains, excess profits and minimum taxes, taxes on tax preferences, capital, net worth, franchise, sales, use, value-added, stamp, documentary, excise, property and other similar taxes), charges and withholdings, levies, imposts, duties, fees and deductions now or in the future imposed by any government or political subdivision thereof, quasi-governmental authority or taxing jurisdiction or authority, together with all interest, additions to tax, penalties and similar add-ons payable with respect thereto;

“Total Purchase Price” means the aggregate of the Purchase Price per Unit for the number of Units subscribed for by IFC pursuant to Section 2.01 of this Agreement;

“TSXV” means the TSX Venture Exchange or, if the Company graduates to the Toronto Stock Exchange, then the Toronto Stock Exchange, or a successor thereof;

“Unit” means a unit comprising of one (1.0) Purchased Share and one (1.0) Warrant; “U.S.” means the United States of America; “U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“U.S. Securities Laws” means the applicable federal securities laws of the United States and the regulations and rules made and forms prescribed thereunder together with all applicable published rules, orders and rulings of the SEC;

“Warrants” means, 10,804,706 common stock purchase warrants to be issued by the Company to IFC at the time of the subscription made by IFC pursuant to the Agreement, each of which will entitle IFC to acquire one Share (for an aggregate of 10,804,706 Shares) at an exercise price per Share of $1.14 (subject to adjustment from time to time and otherwise in accordance with the Warrant Certificate) at any time after the Closing Date until 5:00 p.m. (Vancouver time) on the first Business Day that is five (5) years from the Closing Date;

“Warrant Certificate” means a common stock purchase warrant certificate representing the Warrants in substantially in the form attached hereto as Annex C, subject to any amendments mutually agreed by the parties;

“Warrant Share” means a Share issuable upon due exercise of a Warrant;

“World Bank” means the International Bank for Reconstruction and Development, an international organization established by the Articles of Agreement among its member countries; and

“World Bank Listing of Ineligible Firms” means the list, as updated from time to time, of persons or entities ineligible to be awarded a World Bank Group-financed contract or otherwise sanctioned by the World Bank Group Sanctions Board for the periods indicated on the list because they were found to have violated the fraud and corruption provisions of the World Bank Group anticorruption guidelines and policies. The list may be found at http://www.worldbank.org/debarr or any successor website or location.

Section 1.02.Interpretation.

In this Agreement, unless the context otherwise requires, the following rules apply:

(a)

the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such Person or Persons or circumstances as the context otherwise permits;

(b)

unless otherwise specified, time periods within, or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day, if the last day of the period is not a Business Day;

(c)

reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it;

(d)	references in this Agreement to “$” and “C$” are to the lawful currency of Canada;

(e)	headings in this Agreement are for convenience only and shall not affect its interpretation; and

(f)	references to “include”, “includes” or “including” and the like shall be construed, in each case, as if followed by the words “but without limitation”.

Section 1.03.Annexes/Schedules.

     The following schedules and annexes are attached to and incorporated by reference in to this Agreement:

Annex A	-	Anti-Corruption Guidelines
Annex B	-	Form of Subscription Request
Annex C	-	Form of Warrant Certificate
Schedule 1	-	List of Permits for the Projects and Authorizations
Schedule 2	-	Minimum Insurance Requirements
Schedule 3	-	Form of Annual Monitoring Report
Schedule 4	-	Environmental and Social Action Plan
Schedule 5	-	Form of Annual Revenue Disclosure
Schedule 6	-	Prohibited Activities
Schedule 7	-	Development Impact Tracking Sheet
Schedule 8	-	U.S. Accredited Investor Certificate
Schedule 9	-	Form of Undertaking

ARTICLE II
SUBSCRIPTION

Section 2.01.Subscription for Purchased Shares and Warrants.

     Subject to the terms and conditions of this Agreement, IFC hereby agrees to subscribe and pay for 10,804,706 Units at the Purchase Price per Unit, for a Total Purchase Price of seven million three hundred and forty-seven thousand and two hundred dollars ($7,347,200).

Section 2.02.Acceptance.

     By its execution of this Agreement, the Company hereby accepts the subscription by IFC for the Units referred to in Section 2.01 and agrees to issue and sell the Purchased Shares and the Warrants comprising the Units to IFC on the Closing Date.

Section 2.03.Adjustments.

(a)

During the period commencing on the date hereof and ending on the Closing Date the Company shall not undertake any capital reorganizations or similar action that would require an adjustment to the number of Units, Purchased Shares or Warrants to be purchased by IFC at Closing.

ARTICLE III
CLOSING ARRANGEMENTS

Section 3.01.Closing of Subscription.

(a)

Subject to Section 5.01 and Section 5.03, IFC and the Company acknowledge and agree that the Closing shall take place at the Closing Time on the Closing Date at the offices of the Company’s counsel or such other time and location as the Company and IFC may agree, and on the Closing Date IFC shall make payment to the Company, by wire transfer in Canadian funds to:

Destination Bank (SWIFT tag 57): HSBC Bank Canada Swift code HKBC CATT
Branch Address: 885 West Georgia Street, Vancouver, BC V6C 3G1
Beneficiary (SWIFT tag 59): ARGENTEX MINING CORPORATION
Beneficiary Account Number: ******************
Beneficiary Address: 602-1112 WEST PENDER ST, VANCOUVER, BC V6E2S1

or such other account as the Company and IFC may agree in writing;

(b)

At Closing, the Company will issue and deliver to IFC, and IFC will take up and acquire (i) a share certificate representing the Purchased Shares registered in the name of IFC; and (ii) the Warrant Certificate registered in the name of IFC, representing the Warrants.

(c)

At Closing, the Purchased Shares and Warrants issued to IFC shall be free of all Liens or other encumbrances or rights of third parties and the Company shall record IFC as the legal owner of the Purchased Shares and the Warrants in the Company's share register.

(d)

Each of the parties hereto shall pay for their own respective fees and expenses or other charges payable on or in connection with the execution, issue, subscription, delivery and registration of this Agreement, the Purchased Shares, the Warrants and the Warrant Shares and any other documents related to this Agreement.

(e)

The Company shall undertake all post-issue filings and other requirements associated with the issuance of the Purchased Shares, the Warrants and the Warrant Shares in the time prescribed for the same under applicable law, including Securities Laws.

Section 3.02.Warrants and Purchased Shares.

(a)

The terms and conditions of the Warrants shall be governed by the terms and conditions set out in the Warrant Certificate. The Purchased Shares and the Warrant Shares shall be transferable in compliance with Securities Laws.

Section 3.03.Cancellation by IFC.

IFC may, by written notice to the Company, terminate this Agreement at any time prior to Closing if:

(a)	there has been a material violation by the Company of an applicable law or regulation or a breach by the Company of any of its obligations under this Agreement;

(b)	a material adverse change to the Company, other than a change of the Company’s legal domicile from Delaware to the federal or provincial laws of Canada;.

(c)	the Cut-Off Date for Subscription has occurred, and

(d)	a material breach or the cancellation of any material contract relating to the Projects.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.01.Representations and Warranties of the Company.

         The Company represents, warrants and agrees with IFC as of the date of this Agreement and as of the Closing Date:

(a)

the Company and each of its Subsidiaries are corporations existing and in good standing under the laws of their respective jurisdictions of incorporation, and are duly registered and licensed to own property and to carry on business in the jurisdictions in which they carry on businesses, including Argentina and the Company and each Subsidiary has all requisite power and capacity to own their respective assets and operate their respective businesses and, in the case of the Company, to carry out its obligations under this Agreement and the Warrant Certificate;

(b)

the authorized share capital of the Company consists of 100,000,000 Shares and 100,000,000 shares of preferred stock, each with a par value $0.001. As of September 24, 2010, there were issued and outstanding 44,720,088 Shares, stock options for the purchase of 4,480,000 Shares, warrants for the purchase of 8,958,443 Shares and no other shares or securities were issued and outstanding. No holder of Shares or other securities is entitled to any preemptive or other similar right granted by the Company or any of its Subsidiaries. There are no contractual or other obligations of the Company or any Subsidiaries to repurchase, redeem or otherwise acquire any securities or with respect to the voting or disposition of any outstanding securities of the Company;

(c)

there are no actions, suits, proceedings or investigations, whether on behalf of or against the Company or any of its Subsidiaries pending, or, to the knowledge of the Company and its directors and officers, threatened, against or affecting the Company or its Subsidiaries at law or in equity, before or by any Authority which (i) if adversely determined could have a Material Adverse Effect; or (ii) which questions the validity of the Offering or the issuance and sale of the Securities, or any action taken or to be taken by Company pursuant to or in conjunction with this Agreement;

(d)	the Company is a reporting issuer under the Canadian Securities Laws and is not in default of any requirement of such securities laws;

(e)

the Company’s audited consolidated financial statements for the period ended on January 31, 2010 have been prepared in accordance with the Accounting Principles applied on a consistent basis throughout the period therein specified, and present fairly in all material respects the financial condition of the Company as of the date as of which they were prepared and the results of the Company’s operations during the periods therein specified. There are no material losses or liabilities (whether in the financial statements hereinbefore referred to or otherwise) that have not been appropriately disclosed in writing to IFC or in the Public Record;

(f)

no order, ruling or determination having the effect of ceasing, suspending or restricting trading in any securities of the Company has been issued to the Company or its directors, officers or promoters and, to the best of the Company’s knowledge, no proceedings, investigations or inquiries for such purpose are pending, contemplated or threatened;

(g)	the Shares are listed and posted for trading or quotation, as applicable, on the TSXV and the OTC Bulletin Board;

(h)

the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder, the Offering, the issue and delivery of the Shares and the Warrants hereunder and the consummation of the transactions contemplated in this Agreement, including the issuance and delivery of the Purchased Shares and the Warrant Shares, do not and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both): (i) the organizational documents of the Company; (ii) the resolutions of the shareholders or directors (or any committee thereof) of the Company which are in effect at the date hereof; (iii) any permit, mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (iv) any Authorization, law, rule or regulation applicable to the Company or any judgment, writ, injunction, decree or order, of any court or of any Authority that is binding the Company or the property or assets of the Company;

(i)	the Company has delivered to IFC a true and correct copy of its constating documents, which have not been amended since June 2009;

(j)

there has been no Material Adverse Change in the business, assets, financial condition or prospects of the Company since February 1, 2010, and no adverse material facts exist in relation to the Offering or the Purchased Shares and Warrants which, in any case, have not been publicly disclosed;

(k)

the Company shall take all steps necessary to be taken prior to the Closing Date to comply with all requirements of the TSXV (including as it applies to the listing of the Purchased Shares and the Warrant Shares) and the Securities Laws applicable to the Offering and the distribution of the Purchased Shares and Warrants to IFC and the issue of the Warrant Shares upon due exercise of the Warrants in accordance with the terms of the Warrant Certificate; provided that this representation and warranty shall not extend to or include any filing requirements imposed on IFC by the TSXV or the Securities Laws (including, by way of example but not in limitation, filings required of IFC pursuant to Sections 13 and 16 of the Exchange Act);

(l)

neither the Company, nor any person acting on its behalf, has, directly or indirectly, (i) made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the distribution of the Securities to be qualified by a prospectus filed in accordance with the Securities Laws or (ii) has engaged in any advertisement of the Securities in any printed media of general and regular paid circulation, radio or television or any other form of advertising in connection with the offer and sale of the Securities in any state, province or territory;

(m)

at Closing, the Securities to be purchased by IFC from the Company will have been duly authorized for issuance and sale by the Company pursuant to this Agreement and the Purchased Shares shall be duly authorized and validly issued and outstanding as fully paid and non- assessable Shares, free and clear of any Liens and will not be issued in violation of any preemptive or similar rights, rights of first refusal or restrictions on transfer other than those under the Securities Laws;

(n)

as at the Closing Date, the Warrant Shares shall be duly allotted for issuance in accordance with the terms of the Warrant Certificate and upon due exercise of each Warrant in accordance with its terms, the relevant Warrant Share(s) will be duly authorized and delivered and be validly issued as fully paid Shares, free and clear of any Liens and will not be issued in violation of any preemptive or similar rights, rights of first refusal or restrictions on transfer other than those under the Securities Laws;

(o)

this Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company, and the Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms;

(p)

as at the Closing Date, the Warrant Certificate shall be duly authorized by all necessary corporate action on the part of the Company and shall be duly executed and delivered by the Company, and the Warrant Certificate shall constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms;

(q)	the Company or its Subsidiaries do not currently undertake any business other than the business of exploring for natural resources;

(r)

the Company has the exclusive rights to prospect and explore the Projects for base and precious metals and the Permits evidencing such rights are fully effective and unconditional and there is no default thereunder;

(s)	the Company is not in violation of any laws or regulations applicable to it;

(t)

no part of the proceeds from the sale of the Securities hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage.

(u)

all Tax returns and reports of the Company required by law to be filed on or prior to the date of this Agreement have been duly filed and all Taxes, obligations, fees and other governmental charges upon the Company, or its properties, or its income or assets, which are due and payable or to be withheld, have been paid or withheld;

(v)	there are no material social or environmental risks or issues in respect of its Operations other than those identified in the Environmental and Social Review Summary;

(w)

the Company has not received nor is aware of (A) any existing or threatened complaint, order, directive, claim, citation or notice from any Authority, or (B) any material written communication from any Person, in either case, concerning the failure of its Projects to comply with any matter covered by the Performance Standards, which has, or could reasonably be expected to have, a Material Adverse Effect or any material impact on the implementation, conduct or operations of the Projects in accordance with the Performance Standards;

(x)	the Company is not in violation of any provision of applicable Environmental Guidelines;

(y)

the Company’s insurance policies have all been provided to the IFC and comply with the requirements of Schedule 2 (Minimum Insurance Requirements) and such policies are in full force and effect; and in the Company’s judgment are adequate to insure fully against risks to which the Company, its Subsidiaries, and their respective employees, business, properties and other assets would reasonably be expected to be exposed to in the operation of the Company’s business, as currently conducted. As of the date hereof, all premiums due and payable under those policies have been paid. The Company has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies;

(z)

(i)all documents filed on SEDAR and EDGAR since February 1, 2009 comply as filed, or shall comply when filed, in all material respects with the requirements of applicable Securities Laws, and did not at the time filed, and shall not at any time filed, with the Securities Authorities, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; (ii)the Company has timely filed with the Securities Authorities all material forms, reports, certifications, statements and other documents required to be filed by the Company with the Securities Authorities since January 1, 2008, where the failure to timely file would individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

and (iii)the Company has not filed any confidential material change report with the Securities Authorities which at the date hereof remains confidential;

(aa)	the Company has not provided to IFC any information that may be considered material inside information that has not been publicly disclosed;

(bb)

the books and records of the Company, including, without limitation, its minute books, are complete and correct in all material respects and accurately and fairly reflect all meetings and other corporate actions of the Company’s shareholders and its board of directors and committees and all material information relating to its business, the nature, acquisition, maintenance, location and character of its assets, and the nature of all transactions giving rise to its obligations or accounts receivable;

(cc)

neither the Company, nor its Subsidiaries, nor, to the best of the Company’s knowledge and belief after due enquiry, any other party is in breach or default under any written contracts or agreements entered into by the Company or any Subsidiary in connection with any of the Projects, and no event has occurred which with notice or lapse of time or both would constitute a breach or default by the Company, any Subsidiary or by any such other party, or permit termination, modification or acceleration of any of the Company Agreements;

(dd)

neither the Company nor any Subsidiaries, nor any Person acting on its or their behalf, has committed or is engaged in, with respect to its or their business activities in Canada or any applicable jurisdiction, the Projects, or any other transaction contemplated by this Agreement, any Sanctionable Practice;

(ee)

neither the Company nor any of its Subsidiaries nor any of their respective properties enjoy any right of immunity from set-off, suit or execution with respect to their respective obligations under this Agreement or the Warrant Certificate;

(ff)

neither the Company nor any of its Subsidiaries nor any Person acting on its or their behalf, has entered into any transaction or engaged in any activity prohibited by any resolution issued by the United Nations Security Council under Chapter VII of the UN Charter;

(gg)

the Company has not, and no Person whose acts could incur the Company's vicarious liability has, carried out any actions or made any omissions which could result in the Company incurring criminal sanctions;

(hh)

all Authorizations needed by the Company and its Subsidiaries to conduct its business and comply with the Company’s obligations under this Agreement have been obtained and are in full force and effect and are as disclosed in Schedule 1;

(ii)

the Company has provided IFC with complete and accurate material information on the Projects, including disclosure of all material contracts as well as technical information on the Projects and such contracts are sufficient for the Company to carry on its current business plan;

(jj)	there is no agreement, judgment, order or decree restricting the Company’s business activities;

(kk)	there are no transactions between the Company and any related parties other than as previously publicly disclosed;

(ll)	the Company has good title to all of its material assets, subject only to liens, royalties and other encumbrances disclosed in the Public Record;

(mm)

SCRN Properties Ltd. is duly organized and validly existing under the laws of Delaware and registered with all the relevant registration bodies of its jurisdiction of incorporation and has full power to use or own assets which it uses or owns and has full power to carry out its business as currently carried on, including in Argentina, and as proposed to be carried on pursuant to this Agreement;

(nn)	100% of the issued, subscribed and outstanding capital of SCRN Properties Ltd. is duly registered in the name of the Company as sole owner;

(oo)	all contracts to which the Company is a party are valid and enforceable and are in full force and effect;

(pp)	there are no collective bargaining contracts, and no strikes or labor disputes by the Company’s employees or independent contractors;

(qq)

Morgan & Company, who have expressed their opinion with respect to the annual financial statements (which term as used in this Agreement includes the related notes thereto) of the Company and its subsidiaries are independent public or certified public accountants within the meaning of Regulation S-X under the U.S. Securities Act and the Exchange Act and any non audit services provided by Morgan & Company to the Company have been approved by the Audit Committee of the Board of Directors of the Company;

(rr)

The Company has been advised of the rules and requirements under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and is not required to be, registered under the Investment Company Act, and after receipt of payment for the Units and the application of the proceeds will not be required to be so registered. The Company will conduct its business in a manner so that it will not become subject to the Investment Company Act while any Units remain outstanding;

(ss)

The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences

(tt)

The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system. Based on the Company’s most recent evaluation of internal control over financial reporting, the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of internal control over financial reporting, there have been no significant changes in internal controls or in other factors that are reasonably likely to materially affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.; and

(uu)	neither the Company nor its Subsidiaries is engaged in any Prohibited Activities.

Section 4.02.Survival of Representations and Warranties of the Company.

     The Company acknowledges that the representations, warranties, acknowledgements and agreements contained herein are made by the Company with the intent that they may be relied upon by IFC in deciding to subscribe for the Purchased Shares and the Warrants. All representations, warranties and agreements made by the Company herein will survive the execution and delivery of this Agreement and the Closing and be valid for a period of three (3) years.

Section 4.03.Representations and Warranties of IFC.

     IFC represents, warrants and agrees with the Company, as of the date of this Agreement and as of the Closing Date that:

(a)

it understands and acknowledges that the Securities have not been registered under the 1933 Act or any state securities laws and that the sale of the Units contemplated hereby is being made in a transaction not requiring registration under the 1933 Act pursuant to an exemption from the registration requirements; accordingly the Securities are “restricted securities” within the meaning Rule 144(a)(3) under the 1933 Act;

(b)

it has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, the Securities or any part thereof, or any interest therein, and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(c)

it acknowledges that the Company has not and does not intend to file a registration statement under the 1933 Act in respect of the Securities, and the Subscriber acknowledges that there may be substantial restrictions on the transferability of, and that it may not be possible to liquidate its investment readily in, the Securities;

(d)

it is a U.S. Accredited Investor and acknowledges that it is acquiring the Units as an investment for its own account and not with a view to any resale, distribution or other disposition of the Units in violation of the federal or state securities laws of the United States and it has concurrently executed and delivered a certificate in the form attached as Schedule “8” hereto. In addition, IFC acknowledges that it will be required to confirm its status as a U.S. Accredited Investor and make similar representations to those contained in this Section 8 at the time of exercise of any Warrants;

(e)

it has been independently advised as to the applicable re-sale restrictions imposed in respect of the Securities by the Securities Laws and the rules of regulatory bodies having jurisdiction, and confirms that no representation has been made by the Company respecting the applicable hold periods for the Securities and that it is aware of the risks and other characteristics of the Securities and of the fact that IFC may not resell the Securities except in accordance with applicable securities legislation and regulatory policy until expiry of the applicable hold period and compliance with the other requirements of applicable law; acknowledges that certificates representing the Securities will contain legends denoting the applicable resale restrictions; and it will not resell the Securities except in accordance with the provisions of applicable Securities Laws;

(f)

it has not received, or requested, any sales or advertising literature or any other document (other than financial statements, interim financial statements or any publicly available document, the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, IFC in order to assist it in making an investment decision;

(g)	it is not, and at Closing Date will not be, a U.S. Person as defined in Rule 902(k)(vi) of Regulation S;

(h)	it is authorized to enter into and execute this Agreement and to take all actions required under it;

(i)	the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the Articles of Agreement of IFC;

(j)	this Agreement has been duly and validly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of IFC;

(k)	it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it is able to bear the economic risk of loss of its investment;

(l)

it acknowledges, consents and authorizes the Company to collect and file, if necessary, such information of IFC as required by applicable Securities Laws and stock exchange rules or a tax Authority in connection with the transactions contemplated hereby;

(m)

there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee and if any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units;

(n)

IFC represents and warrants that the funds representing the Total Purchase Price which will be advanced by IFC to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and IFC acknowledges that the Company may in the future be required by law to disclose IFC's name and other information relating to this Agreement and IFC's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge: (i) none of the subscription funds to be provided by IFC to the Company hereunder (A)have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the U.S., or any other jurisdiction, or (B)are being tendered on behalf of a person or entity who has not been identified to IFC; and (ii)it shall promptly notify the Company if IFC discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith;

(o)

it acknowledges that the certificates representing any Warrant Shares issued prior to the date which is four months and one day after the Closing Date and that any certificates representing the Purchased Shares and Warrants will bear substantially the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing Date will be inserted]”;

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A

CANADIAN RESIDENT UNTIL [the date which is four months and one day after the Closing Date will be inserted]; and

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATES AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

provided that subsequent to the date which is four months and one day after the Closing Date the certificates representing such Securities, may be exchanged for certificates without the first of the above two legends, and that the certificates representing the Warrants will also bear the following legend:

THESE SECURITIES AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE WARRANTS AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

(p)

it is purchasing the Securities and acquiring the Securities for its own account for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States; provided, however, that IFC may sell or otherwise dispose of any of the Purchased Shares or the Warrant Shares pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(q)	it has had the opportunity to ask questions of and receive answers from the Company regarding the investment, and has received all the information regarding the Company that it has requested;

(r)	it is not a resident of the province of British Columbia;

(s)	it acknowledges that:

(i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii) there is no government or other insurance covering the Securities;

(iii)	there are risks associated with the purchase of the Securities;

(iv)	there are restrictions on IFC’s ability to resell the Securities and it is the responsibility of IFC to find out what those restrictions are and to comply with them before selling the Securities; and

(v)

the Company has advised IFC that the Company is relying on an exemption from the requirements to provide IFC with a prospectus and to sell securities through a person or company registered to sell securities under the BC Act and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the BC Act, including statutory rights of rescission or damages, will not be available to IFC; and

(t)

the funds representing the Total Purchase Price which will be advanced by IFC to the Company hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and IFC acknowledges that the Company may in the future be required by law to disclose IFC’s name and other information relating to this Agreement and IFC’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. None of the Total Purchase Price to be provided by IFC (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by IFC, and it shall promptly notify the Company if IFC discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith.

ARTICLE V
CONDITIONS OF CLOSING

Section 5.01.Conditions Precedent.

     The obligation of IFC to complete the subscription of the Purchased Shares and the Warrants pursuant to this Agreement shall be subject to each of the following conditions precedent (each of which is acknowledged to be for the benefit of IFC and may be waived in whole or in part by IFC in its complete discretion) having been met to IFC’s satisfaction or waived, as applicable:

(a)

the Company shall have obtained all Authorizations (including all required corporate or shareholders’ authorizations) that are necessary for the due execution, delivery, validity and enforceability and the performance by the Company of its obligations under this Agreement and any other documents desirable or necessary to the implementation of any of this Agreement and all such Authorizations are in full force and effect;

(b)

IFC has received a legal opinion from the Company’s counsel in Canada and the U.S. in form and substance satisfactory to IFC, covering such corporate and securities law matters relating to the transactions contemplated by this Agreement as IFC may reasonably request;

(c)	all of the representations and warranties of the Company made in or pursuant to this Agreement shall be true and correct as at the Closing and with the same effect as if made at and as of the Closing;

(d)	the Company shall have performed or complied with, in all respects, all of its obligations, covenants and agreements under this Agreement to be performed or complied with at or prior to the Closing;

(e)	IFC has received a Subscription Request in the form of Annex B;

(f)

IFC has received copies of all insurance policies evidencing compliance with the requirements of Schedule 2 (Minimum Insurance Requirements) and a certification from the Company’s insurers or insurance agents confirming that such policies are in full force and effect and all premiums then due and payable under those policies have been paid;

(g)	IFC has received a counterpart of this Agreement duly executed and delivered by the Company;

(h)

the TSXV shall have accepted notice of this issuance of, and conditionally approved the issuance and listing thereon of the Purchased Shares and the Warrant Shares issuable upon the exercise of the Warrants, subject to the Company fulfilling the customary requirements as to the filing of certain documents and the payment of the necessary listing fee and subject IFC’s providing its undertaking in the form attached hereto as Schedule “9”, all pursuant to the terms of a letter of the TSXV dated June 7, 2010 and which, for greater certainty, does not require shareholder approval of the Offering;

(i)

IFC shall be satisfied that the Company and its Subsidiaries have the exclusive rights to prospect and explore the Projects for base and precious metals, and that all of the Permits, concession agreements relating to the Projects, including amendments and modifications with respect thereto, and other related documents in respect of the Projects are fully effective and unconditional and there is no default thereunder;

(j)

shall be no action or proceeding pending or threatened against the Company by any Authority or any other Person to restrain or prohibit the completion of the transactions contemplated by this Agreement;

(k)	the Cut-Off Date for Subscription has not occurred;

(l)	nothing has occurred which has or may reasonably be expected to have a Material Adverse Effect;

(m)	the Offering shall not cause the Company to be in violation of its constating documents, any agreement to which it is bound, or any law; and

(n)	IFC shall have received a certificate dated the Closing Date from the appropriate officers of the Company that the conditions set forth in (a)-(m) above have been satisfied.

Section 5.02.Conditions for IFC’s Benefit.

The conditions in Sections 5.01 and 5.04 are for the benefit of IFC and may be waived only by IFC in its sole discretion.

Section 5.03.Conditions for the Benefit of the Company.

The obligation of the Company to complete the subscription of the Purchased Shares and the Warrants pursuant to this Agreement shall be subject to the Company:

(a)

being satisfied that all of the representations and warranties of IFC made in or pursuant to this Agreement shall be true and correct in all material respects as at the Closing and with the same effect as if made at and as of the Closing;

(b)	the Company has received a counterpart of this Agreement duly executed and delivered by IFC;

(c)

IFC shall have delivered to the Company a completed and executed certificate in the form attached as Schedule “8” hereto establishing that IFC is an accredited investor, as that term is defined in Rule 501 of Regulation D, promulgated by the Securities and Exchange Commission pursuant to the U.S. Securities Act; and

(d)	IFC shall have provided the undertaking in the form attached hereto as Schedule “9” to the TSXV in respect of the Warrants.

Section 5.04.Period for Satisfaction of the Conditions Precedent.

     If the conditions set out in Sections 5.01 and 5.03 have not been satisfied (or waived by IFC in the case of the Conditions in Section 5.01, or by the Company in the case of the conditions in Section 5.03) by the Cut-Off Date for Subscription (or such later date as the parties may agree) this Agreement shall terminate without liability to either party.

Section 5.05. Closing

     At Closing, IFC shall deliver to the Company the Total Purchase Price and the Company shall deliver to IFC certificates evidencing the Shares and the Warrants.

ARTICLE VI
COVENANTS

Section 6.01.Covenants by the Company.

Until such date as IFC beneficially owns less than 3,316,475 Shares the Company shall:

(a)

use its commercially reasonable efforts to ensure that all of the Shares outstanding from time to time (including without limitation the Purchased Shares and the Warrant Shares) are and continue to be listed and posted for trading on the TSXV or the Toronto Stock Exchange or a successor stock exchange of similar standing in the United States or Canada;

(b)	comply with all filing and other disclosure requirements under the applicable Securities Laws;

(c)

use its reasonable best efforts to preserve and maintain its corporate existence (unless the Company is the subject of a take-over/tender offer or other form of transaction where shareholders of the Company are provided with the opportunity to vote or tender their shares in respect thereof); provided, however, that this covenant shall not limit or restrict the Company’s ability to relocate its jurisdiction of domicile from the State of Delaware to the Province of British Columbia;

(d)	use the proceeds from the Offering for the advancement of the Company’s projects and for general and administrative expenses;

(e)

through its employees, agents, contractors and subcontractors, and Subsidiaries, ensure that the design, construction, operation, maintenance, management and monitoring of the Company’s and its Subsidiaries’ sites, plants, equipment, operations and facilities are undertaken in compliance with (i) the Environmental and Social Action Plan, (ii) the applicable requirements of the Performance Standards, and (iii) Applicable S&E law;

(f)

undertake its Operations and Future Operations in compliance with, and implement, the Environmental and Social Action Plan and otherwise comply with the Performance Standards, periodically review the form of the Annual Monitoring Report and advise IFC as to whether revision of the form is necessary or appropriate in light of changes to the Operations and Future Operations and revise the form of the Annual Monitoring Report, if applicable, with the prior written consent of IFC, acting reasonably, and ensure the operation of an S&E Management System;

(g)	upon IFC’s request, and with prior notice to the Company given five days in advance permit representatives of IFC and the CAO, during normal business hours, to, at IFC’s sole cost and expense:

	(i)	to visit any of the sites and premises where the Operations or Future Operations are being conducted;

	(ii)	to inspect any of the sites, facilities, plants and equipment of the Company and its Subsidiaries, including those of its Projects and any Future Projects;

	(iii)	have access to those employees, agents, contractors and subcontractors of the Company and its Subsidiaries, who have or may have knowledge of matters with respect to which IFC seeks information;

provided that (a) no prior written notice shall be necessary (but IFC shall use reasonable efforts to provide twenty four (24) hours’ notice) in the event of a political, environmental, social or other crisis directly or indirectly affecting the Company, its Subsidiaries or the Projects or Future Projects or if special circumstances so require; and (b) in the case of the CAO, such access shall be for the purpose of carrying out the CAO’s Role.

(h)	comply, in all material respects, with all laws and regulations applicable to the Company;

(i)

in connection with any exploration or development activities, prepare a Stakeholder Engagement Plan to ensure proper stakeholder relationships, monitor community support and identify needs and priorities for sustainable development in each area of activity.

(j)

within ninety (90) days of the end of each Financial Year (or within one hundred and twenty (120) days of the end of each Financial Year if the Company is permitted to file its financial statements within such period under Securities Laws), publicly disclose, and cause its Subsidiaries to disclose, in each case to the extent permitted by law all material national, regional and local payments to any Authority in respect of Taxes, royalties, concession fees, profit sharing fees, bonus, licensing fees and any other payments of a similar nature and interests, penalties and any add-ons with respect thereto and all other material payments that are in the nature of Taxes, profit share, production share, or for rights to access resources to the governments governing the countries where the Projects or any Future Projects are located, including for greater certainty, all royalties and taxes or transfer of economic interests to the Government of the Republic of Argentina and ensure that such disclosure shall be substantially in the form set out in Schedule 5, and, if and only if material as determined by the Company, acting reasonably and in consultation with the IFC be made on a webpage readily accessible to the public in English; and thereafter deliver to IFC, promptly following publication, a copy of any information published pursuant this subsection;

(k)

within five (5) days after its occurrence, notify IFC of any social, labor, health and safety, security or environmental incident, accident or circumstance having or which could reasonably be expected to have a Material Adverse Effect on the implementation or operation of the Operations or any Future Operations in compliance with the Performance Standards, specifying, in each case, the nature of the incident, accident or circumstance and any effects resulting or likely to result therefrom, and the measures being implemented to address them and to prevent any future similar event; and keep IFC reasonably informed of the on-going implementation of those measures;

(l)

within ninety (90) days of the end of each Financial Year, deliver to IFC the corresponding: (i) Annual Monitoring Report in the form attached as Schedule 3 hereto confirming compliance with the Environmental and Social Action Plan, the social and environmental covenants set forth in subsections 6.01(b) and (f) and Applicable S&E Law, or, as the case may be, identifying any non- compliance or failure, and actions being taken to remedy it; and (ii)the development outcome indicators in the form attached as Schedule 7 hereto;

(m)	comply with its obligations under the Permits and cause its Subsidiaries to comply with its obligations under the Permits;

(n)

not permit or undertake directly or indirectly any activities other than activities undertaken by the Company and its Subsidiaries as of the date hereof relating to the exploration and development of natural resources and reasonable extensions thereof and businesses ancillary or complementary thereto;

(o)

shall at all times from and after the date on which IFC becomes a shareholder in the Company (i) maintain adequate insurance coverage, which shall include, at a minimum, the requirements set out in Schedule 2, (ii)on an annual basis within sixty (60) days after renewal of the required insurance policies, provide IFC with copies of such insurance policies, and (iii)in respect of any investment in which the Company is the operator or majority shareholder ensure (and, in respect of any other investment of the Company, use reasonable endeavours to ensure) that adequate insurance is maintained against customary risks and liabilities in amounts which are appropriate;

(p)

comply with the Voluntary Principles on Security and Human Rights (see http://www.voluntaryprinciples.org/principles/ or successor website location) in connection with its Operations and any Future Operations;

(q)

not engage in (nor authorize or permit any Affiliate or any other Person acting on its or its Subsidiary’s behalf to engage in) any Prohibited Activities or Sanctionable Practice with respect to any transaction contemplated by this Agreement or any of the Operations or Future Operations (including, without limitation, the Projects and any Future Projects) and it shall promptly notify IFC if it becomes aware of any violation of this subsection (q), and the Company shall cooperate in good faith with IFC and IFC’s representatives in determining whether such a violation has occurred, and shall respond promptly and in reasonable detail to any notice from IFC, and shall furnish documentary support for such response upon IFC’s request;

(r)

institute, maintain and comply with appropriate internal procedures and controls, satisfactory to IFC, and following best international standards, for anti-money laundering and combating the financing of terrorism, fraud, or other corrupt or illegal purposes or practices;

(s)	not, and shall ensure that each of its Subsidiaries shall not, conduct business or enter into any transaction with, or transmit any funds through, any Shell Bank;

(t)

not enter into any transaction with, or for the benefit of, any individuals or institutions named on (i) lists promulgated pursuant to any resolution of the United Nations Security Council under Chapter VII of the United Nations Charter; or (ii) the World Bank Listing of Ineligible Firms (see www.worldbank.org/debarr or any successor website or location);

(u)	not undertake, or invest in any Person engaged in, any Prohibited Activity;

(v)	comply in all respects with the HSEC Policy;

(w)

promptly notify IFC, after becoming aware of its occurrence, of any actions, suits, proceedings or investigations, whether on behalf of or against the Company or any of its Subsidiaries, that (i)if adversely determined could have a Material Adverse Effect; or (ii) are criminal in nature;

ARTICLE VII
GENERAL

Section 7.01. Enurement.

     This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Section 7.02. Notices.

     All notices or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery or facsimile delivered to such other party as follows:

To the Company:

Argentex Mining Corporation
602-1112 West Pender Street,
Vancouver, British Columbia, V6E 2S1, Canada

Attention: Ken Hicks, President
Fax No: 604.568.1540

To IFC:

2121 Pennsylvania Avenue
N.W. Washington, D.C.
20433 U.S.A.
Attention:         Director
                           Oil, Gas, Mining and Chemicals Department
Facsimile No.:   202-974-4323

or at such other address or facsimile number as may be given by either of them to the other in writing from time to time and such other notices or communications shall be deemed to have been received when delivered or, if by facsimile, on the next Business Day after such notice or other communication has been transmitted by facsimile (with receipt confirmed). For greater certainty, any notice by email shall not be sufficient notice for the purposes of this section.

Section 7.03. Pre-Emptive Right

     If and only to the extent that the Company grants to a third party any pre-emptive rights to purchase Equity Securities, it will grant a similar right to IFC.

Section 7.04. Assignment.

     This Agreement (including the Warrant Certificate) may not be assigned by the Company. IFC shall be permitted to assign its rights under this Agreement except that the covenants under Section 6.01 cannot be assigned to a party that is not an Affiliate of IFC unless the Company provides its prior written consent. IFC shall be permitted to assign the Warrant Certificate in accordance with its terms.

Section 7.05. Execution in Counterpart.

     This Agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which will be deemed to be an original, but all of which together will constitute one and the same document.

Section 7.06. Severability.

     If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

Section 7.07. Governing Law.

     This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

Section 7.08. Time.

     Where this Agreement requires any action to be taken on, or before, a day which is not a Business Day, this Agreement shall be read as requiring the action to be taken on, or before, the next Business Day thereafter.

Section 7.09. Entire Agreement.

     This Agreement contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

Section 7.10. Amendments and Waivers.

     Any amendment or waiver of, any provision of this Agreement shall be in writing and in the case of any amendment, signed by the parties.

Section 7.11. Time of Essence.

     Time shall be of the essence of this Agreement.

               (Remainder of page intentionally left blank. Signature page to follow.)

     IN WITNESS WHEREOF this Agreement has been executed by the Company and IFC as of the day and year first above written.

Executed as an agreement:

ARGENTEX MINING CORPORATION

/s/ Kenneth Hicks
Name:	Kenneth Hicks
Title:	President

INTERNATIONAL FINANCE CORPORATION

/s/ Deema Pakhonry
Name:	Deema Pakhonry
Title:	Head, Portfolio
Global Infrastructure and Natural Resources Department

Annex A

ANTI-CORRUPTION GUIDELINES FOR IFC TRANSACTIONS

The purpose of these Guidelines is to clarify the meaning of the terms “Corrupt Practice”, “Fraudulent Practice”, “Coercive Practice”, “Collusive Practice” and “Obstructive Practice” in the context of IFC operations.

1. CORRUPT PRACTICES

A “Corrupt Practice” is the offering, giving, receiving or soliciting, directly or indirectly, of anything of value to influence improperly the actions of another party.

INTERPRETATION

A.

Corrupt Practices are understood as kickbacks and bribery. The conduct in question must involve the use of improper means (such as bribery) to violate or derogate a duty owed by the recipient in order for the payor to obtain an undue advantage or to avoid an obligation. Antitrust, securities and other violations of law that are not of this nature are excluded from the definition of corrupt practices.

B.

It is acknowledged that foreign investment agreements, concessions and other types of contracts commonly require investors to make contributions for bona fide social development purposes or to provide funding for infrastructure unrelated to the project. Similarly, investors are often required or expected to make contributions to bona fide local charities. These practices are not viewed as Corrupt Practices for purposes of these definitions, so long as they are permitted under local law and fully disclosed in the payor’s books and records. Similarly, an investor will not be held liable for corrupt or fraudulent practices committed by entities that administer bona fide social development funds or charitable contributions.

C.

In the context of conduct between private parties, the offering, giving, receiving or soliciting of corporate hospitality and gifts that are customary by internationally-accepted industry standards shall not constitute corrupt practices unless the action violates applicable law.

D.

Payment by private sector persons of the reasonable travel and entertainment expenses of public officials that are consistent with existing practice under relevant law and international conventions will not be viewed as Corrupt Practices.

E.

The World Bank Group[2] does not condone facilitation payments. For the purposes of implementation, the interpretation of “Corrupt Practices” relating to facilitation payments will take into account relevant law and international conventions pertaining to corruption.

2. FRAUDULENT PRACTICES

____________________________

2 The “World Bank” is the International Bank for Reconstruction and Development, an international organization established by Articles of Agreement among its member countries and the “World Bank Group” refers to the International Bank for Reconstruction and Development, the International Development Association, the International Finance Corporation, the Multilateral Investment Guarantee Agency, and the International Centre for Settlement of Investment Disputes.

     Annex A

A “Fraudulent Practice” is any action or omission, including a misrepresentation, that knowingly or recklessly misleads, or attempts to mislead, a party to obtain a financial or other benefit or to avoid an obligation.

INTERPRETATION

A.	An action, omission, or misrepresentation will be regarded as made recklessly if it is made with reckless indifference as to whether it is true or false. Mere inaccuracy in such information, committed through simple negligence, is not enough to constitute a “Fraudulent Practice” for purposes of this Agreement.

B.

Fraudulent Practices are intended to cover actions or omissions that are directed to or against a World Bank Group entity. It also covers Fraudulent Practices directed to or against a World Bank Group member country in connection with the award or implementation of a government contract or concession in a project financed by the World Bank Group. Frauds on other third parties are not condoned but are not specifically sanctioned in IFC, MIGA, or PRG operations. Similarly, other illegal behavior is not condoned, but will not be considered as a Fraudulent Practice for purposes of this Agreement.

3. COERCIVE PRACTICES

A “Coercive Practice” is impairing or harming, or threatening to impair or harm, directly or indirectly, any party or the property of the party to influence improperly the actions of a party.

INTERPRETATION

A.

Coercive Practices are actions undertaken for the purpose of bid rigging or in connection with public procurement or government contracting or in furtherance of a Corrupt Practice or a Fraudulent Practice.

B.

Coercive Practices are threatened or actual illegal actions such as personal injury or abduction, damage to property, or injury to legally recognizable interests, in order to obtain an undue advantage or to avoid an obligation. It is not intended to cover hard bargaining, the exercise of legal or contractual remedies or litigation.

4. COLLUSIVE PRACTICES

A “Collusive Practice” is an arrangement between two or more parties designed to achieve an improper purpose, including to influence improperly the actions of another party.

INTERPRETATION

Collusive Practices are actions undertaken for the purpose of bid rigging or in connection with public procurement or government contracting or in furtherance of a Corrupt Practice or a Fraudulent Practice.

5. OBSTRUCTIVE PRACTICES

An “Obstructive Practice” is (i) deliberately destroying, falsifying, altering or concealing of evidence material to the investigation or making of false statements to investigators, in order to materially impede a World Bank Group investigation into allegations of a corrupt, fraudulent, coercive or collusive practice, and/or threatening, harassing or intimidating any party to prevent it from disclosing its knowledge of matters relevant to the investigation or from pursuing the investigation, or (ii) an act intended to materially impede the exercise of IFC’s access to contractually required information in connection with a World Bank Group investigation into allegations of a corrupt, fraudulent, coercive or collusive practice.

     Annex A

INTERPRETATION

Any action legally or otherwise properly taken by a party to maintain or preserve its regulatory, legal or constitutional rights such as the attorney-client privilege, regardless of whether such action had the effect of impeding an investigation, does not constitute an Obstructive Practice.

6.      GENERAL INTERPRETATION

A person should not be liable for actions taken by unrelated third parties unless the first party participated in the prohibited act in question.

     Annex B

FORM OF SUBSCRIPTION REQUEST
[Company’s Letterhead]

[Date]

International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
United States of America

Attention: Director, Oil Gas, Mining and Chemicals Department

Ladies and Gentlemen:
IFC Investment No. 29378

Request for IFC Subscription (Equity)

Please refer to the Equity and Warrant Subscription Agreement (the “Agreement”) dated [date], 2010 between Argentex Mining Corporation (the “Company”) and International Finance Corporation (“IFC”). Terms defined in the Agreement have their defined meanings wherever used in this request.

In accordance with the provisions of the Agreement, the Company requests the subscription of the Purchased Shares and Warrants and the disbursement by IFC as soon as practicable after the date of this request, of the Total Purchase Price. IFC is requested to pay the Total Purchase Price to [name and address of Bank], for credit to the Company’s account no. ________.

Against disbursement by IFC in accordance with Section 3.01 of the Agreement, the Company will deliver to IFC a share certificate evidencing ownership of the 10,804,706 fully paid Purchased Shares and a Warrant Certificate representing 10,804,706 of Warrants exercisable to acquire an equivalent number of Shares.

For the purpose of Section 5.01 of the Agreement, the Company certifies that the representations and warranties made in Section 4.01 of the Agreement are true and correct on and as of the date of this request with the same effect as if such representations and warranties had been made on and as of such date.

The above certification is effective as of the date of this request and shall continue to be effective as of the Closing Date. If this certification is no longer valid as of or prior to the Closing Date, the Company undertakes to promptly notify IFC by facsimile.

Yours truly,
ARGENTEX MINING CORPORATION

By
Authorized Representative

Copy to:	International Finance Corporation
Attention: Director, Department of Financial Operations

     Annex C

WARRANT CERTIFICATE

CANADIAN LEGEND:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THESE SECURITIES BEFORE (), 2010 [the date which is 4 months and 1 day after the Closing Date will be inserted].

U.S. LEGEND:

THESE SECURITIES AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE WARRANTS AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

     THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE UNLESS
EXERCISED ON OR BEFORE 5:00 P.M. (VANCOUVER TIME) [date], 2015 WITHIN THE TIME
LIMITS HEREIN PROVIDED.

ARGENTEX MINING CORPORATION

DATED [__________]	Warrant Certificate No.: [____]

THIS IS TO CERTIFY THAT, for value received,

INTERNATIONAL FINANCE CORPORATION
2121 Pennsylvania Avenue N.W.
Washington, D.C. 20433

(the “Holder”) is the registered holder of 10,804,706 common stock purchase warrants (the “Warrants”) of Argentex Mining Corporation (the “Company”). The Warrants are being issued to the Holder pursuant to the equity and warrant subscription agreement (the “Agreement”) made as of September 24, 2010. Each Warrant entitles the Holder to subscribe for and purchase, subject to the terms hereof including, without limitation, certain adjustment provisions as detailed below in this Warrant Certificate, one fully paid share of common stock, par value U.S.$0.001 (“Common Share”) in the capital of the Company at a price of one dollar and fourteen cents (C$1.14) per Common Share in lawful money of Canada, (the price at which one Common Share may be purchased hereunder from time to time being hereinafter referred to as the “Exercise Price”) at any time after the Closing Date and until 5:00 p.m. (Vancouver time) on the first Business Day that is five (5) years after the Closing Date (the “Expiry Time”), after which time the Warrants represented hereby shall expire and be of no value or effect.

All defined terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

The right to acquire Warrant Shares under the Warrants may only be exercised by the Holder by, prior to the Expiry Time, surrendering this Warrant Certificate, the duly completed and executed Exercise Form attached hereto as Annex D and making payment by wire transfer in Canadian funds to:

     Annex C

Destination Bank (SWIFT tag 57): Swift code HKBC CATT
Branch Address: 885 West Georgia Street, Vancouver, BC V6C 3G1
Beneficiary (SWIFT tag 59): ARGENTEX MINING CORPORATION
Beneficiary Account Number: ******************
Beneficiary Address: 602-1112 WEST PENDER ST, VANCOUVER, BC V6E2S1

or such other account in Canada as the Company may notify the Holder in writing, an amount equal to the Exercise Price multiplied by the number of Warrant Shares to be acquired, subject to adjustment in accordance with the terms hereof, to the Company at the address shown on the Exercise Form or such other office as may be specified by the Company, in a written notice to the Holder, from time to time.

This Warrant Certificate shall effectively be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Company at its offices at 602-1112 West Pender Street, Vancouver, British Columbia, V6E 2S1, Canada or such other address as the Company may notify the Holder of in writing.

Upon the exercise of the Warrants in the manner described above, the Holder shall be deemed for all purposes to be the holder or holders of record of such Warrant Shares and the Company covenants that it will cause certificates representing such Warrant Shares to be delivered or mailed to the Holder at the address or addresses specified in the Exercise Form within five (5) Business Days of the surrender of this Warrant Certificate.

The Holder of this Warrant Certificate may acquire any lesser number of Warrant Shares than the aggregate number of all Warrant Shares which may be acquired as consequence of exercising the Warrants. In such event, the Holder shall be entitled to receive a new Warrant Certificate exercisable to acquire up to the balance of the Warrant Shares which may be acquired. No fractional Common Shares shall be issuable on exercise of the Warrants.

The Holder of this Warrant Certificate may, at any time prior to the Expiry Time, upon surrender of this Warrant Certificate to the Company, exchange this Warrant Certificate for other Warrant Certificates in such amounts as the Holder may request entitling the Holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Warrant Certificate.

The ownership of the Warrants in and of itself shall not constitute the Holder hereof a shareholder of the Company or entitle the Holder to any right or interest as a shareholder in respect thereof except as expressly provided for herein.

For a period commencing on the date hereof and ending thirty (30) months thereafter, the Warrants represented by this Warrant Certificate may not be transferred, sold or assigned, in whole or in part, to any person by the Holder without the prior written consent of the Company unless the Company is (a) in material default of the covenants set forth in Sections 6.01(a), (b), (d), (m), (n), (o) or (w) of the Agreement, or (b) in default of any of the other covenants set forth in Section 6.01 of the Agreement and, in each case, such default has not been cured by the Company within 30 days from the date the Holder provided notice of such default to the Company. Upon expiry of the thirty (30) month period, the Warrants represented by this Warrant Certificate may be transferred, sold or assigned, in whole or in part, to any person by the Holder; provided that if the Company is not then in default of any of its obligations as provided for in (a) and (b) above, the Company shall have a period of ten (10) Business Days from receipt of a notice of transfer by IFC in the form attached hereto as Exhibit 2 to provide an alternative purchaser of such Warrants. If upon the expiry of such ten (10) Business Day period, an alternative purchaser is not provided by the Company or IFC does not want to transfer the Warrants to such person, the Warrants will be transferred in accordance with the terms set forth below. This Warrant Certificate shall effectively be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Company at its principal office in Vancouver, or such other office as the Company may notify the Holder of in writing. The Company shall, within five (5) Business Days of the surrender of this Warrant Certificate, issue and deliver or mail as specified in the written notice (i) a new Warrant Certificate or Warrant Certificates in the name of the assignee or assignees evidencing such number of Warrants so assigned, and (ii) if applicable, a new Warrant Certificate in the name of the assignor evidencing the portion of the Warrants not so assigned. Upon the delivery of the new Warrant Certificate(s) referred to above, this Warrant Certificate shall be promptly cancelled.

     Annex C

The Holder acknowledges and agrees that any transfer, sale, assignment or pledging by it of the Warrants represented by this Warrant Certificate, in whole or in part, shall comply with the provisions of Securities Laws or such other regulatory authority having jurisdiction and that the Company will be entitled to refuse any transfer if such transfer would constitute a violation of any such provisions.

Notwithstanding the foregoing, as the Warrants represented by this Warrant Certificate are, and any Common Shares issuable pursuant hereto will be, “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, if the Holder decides to offer, resell, pledge or otherwise transfer, all or any portion of, the Warrants represented by this Warrant Certificate or any Common Shares issuable pursuant to the terms hereof, the Holder will not do so, directly or indirectly, except:

(i) to the Company;

(ii) outside the United States, in accordance with Rule 904 of Regulation S under the U.S. Securities Act, if available, and in compliance with applicable local laws and regulations;

(iii) in the United States: (A) in accordance with Rule 144A under the U.S. Securities Act to a Person it reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A) that purchases for its own account or for the account of another “qualified institutional buyer” and to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A; (B) in a transaction exempt from registration under the U.S. Securities Act pursuant to Rule 144 thereunder, if available; or (C) in a transaction that is otherwise exempt from registration under the U.S. Securities Act; or

(iv) under an effective registration statement;

and in each case in compliance with applicable state securities laws, and in the case of a transaction contemplated by clause (iii) above the Holder has furnished to the Company an opinion of counsel of recognized standing and acceptable to the Company, acting reasonably, or other evidence of exemption reasonably satisfactory to the Company to that effect.

From and after the date hereof, the Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the events and in the following manner:

(a)

In case of any reclassification of the Common Shares or change of the Common Shares into other shares, or in case of the consolidation, merger, reorganization or amalgamation of the Company with or into any other corporation or entity which results in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities, or in case of any transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (any such event being hereinafter referred to as a “Reclassification of Common Shares”), at any time prior to the Expiry Time, the Holder shall, after the effective date of such Reclassification of Common Shares and upon exercise of the right to purchase Common Shares hereunder, be entitled to receive, and shall accept, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which the Holder would have been entitled to receive as a result of such Reclassification of Common Shares if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled to acquire upon such exercise. No such Reclassification of Common Shares will be carried out unless, in the opinion of the Board of Directors of the Company, all appropriate adjustments shall be made in the application of the provisions set forth in this section with respect to the rights and interests thereafter of the Holder of this Warrant Certificate to the end that the provisions set forth in this section shall thereafter correspondingly be made applicable as nearly as may be reasonable in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants. Any such adjustment must be made by and set forth in an amendment to this Warrant Certificate.

Annex C

(b)	If and whenever at any time prior to the Expiry Time the Company shall:

	(i)	subdivide, redivide or change its then outstanding Common Shares into a greater number of shares;

	(ii)	reduce, combine or consolidate its then outstanding Common Shares into a lesser number of shares; or

(iii)

issue Common Shares, Participating Shares or Convertible Securities (both such terms as defined below in paragraph (g)) to all or substantially all of the holders of Common Shares by way of distribution on the Common Shares payable in Common Shares, Participating Shares or Convertible Securities;

(any such event being hereinafter referred to as “Capital Reorganization”) and any such event results in an adjustment or readjustment in the Exercise Price pursuant to paragraph (c), the number of Common Shares purchasable pursuant to the Warrants shall be adjusted or readjusted contemporaneously with the adjustment or readjustment of the Exercise Price by multiplying the number of Common Shares purchasable on the exercise of the Warrants immediately prior to such adjustment by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment or readjustment and the denominator of which shall be the Exercise Price resulting from such adjustment or readjustment.

(c)

If and whenever at any time prior to the Expiry Time, the Company shall engage in a Capital Reorganization, the Exercise Price shall, effective immediately after the effective date, in the case of a subdivision or consolidation, or effective immediately after the record date, in the case of a distribution, be adjusted by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction: (A) the numerator of which shall be the number of Common Shares and Participating Shares outstanding on such effective date or record date before giving effect to such Capital Reorganization; and (B) the denominator of which shall be the number of Common Shares and Participating Shares outstanding immediately after giving effect to such Capital Reorganization. The number of Common Shares and Participating Shares outstanding shall include the deemed conversion into or exchange for Common Shares or Participating Shares of any Convertible Securities distributed pursuant to such Capital Reorganization. Such adjustment shall be made successively whenever any event referred to in this paragraph shall occur.

To the extent that such Capital Reorganization is not effected or any such Convertible Securities issued pursuant thereto are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such Capital Reorganization had not been effected, the record date in respect of such Capital Reorganization had not occurred, or if such expired Convertible Securities had not been issued.

Annex C

(d)

Any issue of Common Shares, Participating Shares or Convertible Securities pursuant to the Capital Reorganization shall be deemed to have been made on the record date thereof for the purpose of calculating the number of outstanding Common Shares under paragraphs (e) and (f).

(e)

If and whenever at any time prior to the Expiry Time, the Company shall fix a record date for the issuance of rights, options or warrants (other than the Warrants evidenced hereby) to all or substantially all the holders of Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares, Participating Shares or Convertible Securities at a price per share (or in the case of a Convertible Security the conversion or exchange price per share plus the issue price of such Convertible Security) that is less than 95% of the Current Value (as defined below) of a Common Share on such record date (any such event being hereinafter referred to as a “Rights Offering”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)

the numerator of which shall be the aggregate of: (A) the number of Common Shares outstanding on such record date; and (B) a number determined by dividing whichever of the following is applicable by the Current Value (as hereinafter defined) of the Common Shares on the record date: (1) the amount obtained by multiplying the number of Common Shares or Participating Shares which the holders of Common Shares are entitled to subscribe for or purchase by the subscription or purchase price; or (2) the amount obtained by multiplying the maximum number of Common Shares or Participating Shares which the holders of Common Shares are entitled to receive on the conversion or exchange of the Convertible Securities by the conversion or exchange price per share; and

(ii)

the denominator of which shall be the aggregate of: (A) the number of Common Shares outstanding on such record date; and (B) whichever of the following is applicable: (1) the total number of Common Shares or Participating Shares which the holders of Common Shares are entitled to subscribe for or purchase; or (2) the total number of Common Shares or Participating Shares which the holders of Common Shares are entitled to receive on the conversion or exchange of the Convertible Securities.

If by the terms of the rights, options or warrants referred to in this paragraph (e), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, will be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be.

Any Common Shares owned by or held for the account of the Company or subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Rights Offering is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based if such expired rights, options or warrants had not been included in the original calculation.

(f)	If and whenever at any time prior to the Expiry Time, the Company shall fix a record date for the distribution to all or substantially all the holders of Common Shares of:

Annex C

(i)	shares of any class, whether of the Company or any other corporation;

(ii)	rights, options or warrants;

(iii)	evidences of indebtedness; or

(iv)	other assets or property;

and if such distribution does not constitute a Capital Reorganization or a Rights Offering or does not consist of rights, options or warrants entitling the holders of Common Shares to subscribe for or purchase Common Shares, Participating Shares or Convertible Securities for a period expiring not more than 45 days after such record date and at a price per share (or having a conversion or exchange price per share) of at least 95% of the Current Value of the Common Shares on such record date (any such non-excluded event being hereinafter referred to as a “Special Distribution”) the Exercise Price shall be adjusted effective immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction: (I) the numerator of which shall be the amount by which (A)the amount obtained by multiplying the number of Common Shares outstanding on such record date by the Current Value of the Common Shares on such record date, exceeds (B)the fair market value (as determined by the external auditors of the Company, which determination shall be conclusive) to the holders of such Common Shares of such Special Distribution; and (II) the denominator of which shall be the total number of Common Shares outstanding on such record date multiplied by such Current Value of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Company or subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Special Distribution is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued for the purposes of determining the fair market value as referred to in subparagraph (f)(B) above.

(g)

For the purpose of this Warrant Certificate: (i) “Participating Share” means a share (other than a Common Share) that carries the right to participate in earnings to an unlimited degree; and (ii) “Convertible Security” means a security convertible into or exchangeable for a Common Share or a Participating Share or both.

(h)

On any adjustment of the Exercise Price pursuant to paragraph (e) or (f), the number of Common Shares purchasable on the exercise of the Warrants will be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares theretofore purchasable immediately before the adjustment by a fraction which is the reciprocal of the fraction used in the adjustment of the Exercise Price.

(i)

No adjustment pursuant to this Warrant Certificate shall be made in respect of dividends (payable in cash, Common Shares or Participating Shares) declared payable on the Common Shares in any fiscal year of the Company to the extent that such dividends, when aggregated with any dividends previously declared payable on the Common Shares in such fiscal year, do not exceed 50% of the aggregate consolidated net income of the Company, before extraordinary items, for its immediately preceding fiscal year.

(j)

In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Holder, upon the exercise of the Warrants after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares on and after such exercise.

Annex C

(k)

The adjustments provided for in this Warrant Certificate are cumulative, shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and shall apply (without duplication) to successive Reclassifications of Common Shares, Capital Reorganizations, Rights Offerings and Special Distributions; provided that, notwithstanding any other provision of this section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price then in effect (except upon a consolidation of the outstanding Common Shares) (provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

(l)

No adjustment in the number of Common Shares which may be purchased upon exercise of the Warrants or in the Exercise Price shall be made pursuant to this Warrant Certificate if the Holder is entitled to participate in such event (other than the events referred to in paragraph (b)(i) or (b)(ii) on the same terms mutatis mutandi as if the Holder had exercised the Warrants evidenced hereby for Common Shares prior to the effective date or record date of such event.

(m)

Subject to the prior written consent of the TSXV, in the event of any question arising with respect to the adjustments provided in this Warrant Certificate, such question shall conclusively be determined (as between the Company, the Holder, all shareholders of the Company and any transfer agent of the Common Shares) by a firm of chartered accountants appointed by the Company and acceptable to the Holder (who may be the Company’s auditors). Such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company, the Holder, the shareholders of the Company and any transfer agent of the Common Shares.

(n)

As a condition precedent to the taking of any action which would require an adjustment in the subscription rights pursuant to this Warrant Certificate, including the Exercise Price and the number of such classes of shares or other securities or property which are to be received upon the exercise of the Warrants, the Company shall take all corporate action which may, in the opinion of external counsel, be necessary in order that the Company has reserved and there will remain unissued a sufficient number of Common Shares for issuance upon the exercise of the Warrants, and that the Company may validly and legally issue as fully paid and non-assessable all the shares of such classes or other securities or may validly and legally distribute the property which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(o)

At least 21 days prior to the later of the effective date or record date, as the case may be, of any event which requires an adjustment in the subscription rights pursuant to this Warrant Certificate, including the Exercise Price and the number and classes of shares or other securities or property which are to be received upon the exercise thereof, the Company shall give notice to the Holder of the particulars of such event and the required adjustment and the computation of such adjustment.

(p)

This Warrant Certificate and all the rights hereunder (including the Warrants) shall enure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the Company and its successors.

Annex C

(q)	The Warrants represented by this Warrant Certificate may not be transferred, sold, assigned or pledged, in whole or in part, to any person by the Holder without the Company’s prior written consent.

For the purpose of any computation under this Warrant Certificate, the “Current Value” of the Common Shares at any date shall be determined as the volume weighted average trading price per Common Share of the Common Shares (the “VWAP”) on the TSXV calculated by dividing the total value by the total volume of Common Shares traded for the twenty trading days ending three trading days prior to that date and if the Common Shares are not so listed on the TSXV, the Current Value shall be the VWAP on such exchange on which the Common Shares are listed, and if the Common Shares are not listed on any exchange, the VWAP will be such value as is determined by the directors of the Company acting in good faith. If the Common Shares are listed on more than one stock exchange the VWAP on the stock exchange on which the largest volume of the Common Shares has traded in the preceding six (6) months shall be used.

In case the Company after the date of issuance of the Warrants takes any action affecting the Common Shares, other than any action described above, which, in the opinion of the board of directors of the Company, acting reasonably, would likely on a balance of probabilities materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Company but subject in all cases to the prior written consent of the stock exchange on which the Common Shares are then listed, where required and any necessary regulatory approval.

The Company shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction, the Company and the successor corporation shall have executed such instruments and done such things as, in the opinion of counsel to the Holder, are necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Company under this Warrant Certificate, and

(ii)

the Warrant Certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant Certificate.

If any one or more of the provisions contained in this Warrant Certificate should be invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, the validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby under the laws of any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     This Warrant Certificate shall be governed and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

     Time shall be of the essence hereof.

     All dollar amounts shall be Canadian dollars.

     Annex C

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer this ______day of _______________, 2010.

SIGNED for and on behalf of

ARGENTEX MINING CORPORATION

Name:
Title:

Exhibit 1

EXERCISE FORM

TO:	Argentex Mining Corporation
602-1112 West Pender Street,
Vancouver, British Columbia, V6E 2S1, Canada

The undersigned holder of the within Warrant certificate hereby irrevocably subscribes for ___________________________common shares of Argentex Mining Corporation (the “Company”) pursuant to the within Warrant certificate at the Exercise Price per share specified in the said Warrant Certificate and encloses herewith cash or a certified cheque, money order or bank draft payable to the order of the Company in payment of the subscription price therefor.

The undersigned certifies as follows:

1. (Check one of the following):

[ ]

The undersigned hereby certifies that at the time of exercise EITHER (i) it is not within the United States (as defined in Regulation S under the United States Securities Act of 1933, as amended (“Regulation S”)), is not a U.S. person (as defined in Regulation S) and is not exercising the Warrants on behalf of, or for the account or benefit of a U.S. person and did not execute or deliver this exercise form in the United States OR (ii) it is not a U.S. person pursuant to Rule 902(k)(vi) of Regulation S.

[ ]

The undersigned is delivering a written opinion of U.S. counsel to the effect that the securities represented by this certificate and the securities to be delivered upon exercise hereof have been registered under the United States Securities Act of 1933, as amended, or are exempt from registration thereunder.

DATED this ____ day of _____________________, ______.

Name:	International Finance Corporation
Signature:

Address:

[ ]	Please check box if these Common Share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which the Common Share certificates will be mailed to the subscriber at the address set out above.

If any Warrants represented by this certificate are not being exercised, a new Warrant Certificate will be issued and delivered with the Common Share certificates.

Instructions:

     The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form, the Warrant Certificate representing the Warrants being exercised and payment of the Exercise Price as specified above to the Company at its principal office address as set out above.

     Exhibit 2

TRANSFER OF WARRANTS FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________(name) _____________________________(the “transferee”)

_________________________________________________________________________________
(address)

_______________of the Warrants registered in the name of the undersigned represented by the within Warrant Certificate.

The undersigned hereby certifies that the Warrants are being sold, assigned or transferred in accordance with all applicable securities laws.

DATED the _____day of ______________, ________________.

Signature of Registered Holder of the Warrants:

SCHEDULE 9

LIST OF PERMITS FOR THE PROJECTS AND AUTHORIZATIONS

List of Permits for Projects as at September 24, 2010

Santa Cruz Claims

			Superficie	Inicio
Tipo	Nombre	Nº expediente	(has.)	expediente	Estado
CATEO	Cerro Contrreras	407.182		2003	OTOGADO
CATEO	Boreal	408.338		2006	TRAMITE
CATEO	Plata Leon	407.423		2006	TRAMITE
MD	Tranquilo 1*3	405.334		2005	TRAMITE
MD	Tranquilo 2*3	405.335		2005	TRAMITE
MD	Canadon*3	405.336		2005	TRAMITE
MD	Bajo Condor	410.783		2006	TRAMITE
MD	Alto Condor	400.72		2007	TRAMITE
MD	Norte 1	404.213		2007	TRAMITE
MD	La Leona 1	404.214		2007	TRAMITE
MINA	Diamante 1	407.928		2003	TRAMITE
MINA	Diamante 2	407.929		2003	TRAMITE
MINA	CV-2	407.93		2003	VIGENTE
MINA	CV-1	407.931		2003	VIGENTE
MINA	CV-3	407.932		2003	VIGENTE
MINA	Nuevo Oro 1	407.933		2003	VIGENTE
MINA	Nuevo Oro 2	407.934		2003	VIGENTE
MINA	Condor *2	414.085		2000	VIGENTE
MINA	Pinguino *1*3	414.409		2000	VIGENTE
MINA	Cabernet 2	406.859		2003	VIGENTE
MINA	Cabernet 1	406.86		2003	VIGENTE
MINA	Merlot 1	407.077		2005	VIGENTE

*1 Pinguino property Notes. Pursuant to the terms of a mineral property option agreement, dated February 24, 2004. The agreement is subject to a 2% net smelter royalty. The Company has the right at any time up to 60 days after commencement of commercial production to repurchase either one-half of the royalty for $935,191 (C$1,000,000) or all of the royalty for $1,870,382 (C$2,000,000).

SCHEDULE 9

*2 Condor Property Notes. Pursuant to the terms of a mineral property acquisition agreement, dated February 20, 2004. The agreement is subject to a 2% net smelter royalty. The Company has the right to repurchase either one-half of the royalty for $935,191 (C$1,000,000) or all of the royalty for $1,870,382 (C$2,000,000).

*3 Surface areas within these claims are more fully set out in the exhibit to Schedule 1

Rio Negro Claims

			Superficie	Inicio	Ratificación	Publicación	Labor	Informe de
Tipo	Nombre	Nº expediente	(has.)	expediente	informe R.G.	de edicto	legal	Impact Amb.
MD	Catre 1	28.029/M/03	2906	5/13/2003	6/11/2003	9/25/2003	9/8/2004	11/21/2004
MD	Catre 2	28.030/M/03	2902.72	5/13/2003	4/14/2004	9/25/2003	9/8/2004	11/21/2004
MD	Pilquin 1	28.031/M/03	1475	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Pilquin 2	28.032/M/03	3000	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Pilquin 3	28.033/M/03	2999	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 4	28.034/M/03	1949	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 5	28.035/M/03	1949	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 6	28.036/M/03	2999	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 7	28.037/M/03	2880	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 8	28.038/M/03	2959	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 9	28.039/M/03	2999	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 10	28.040/M/03	2730	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 11	28.041/M/03	1840	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 12	28.042/M/03	2920	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004
MD	Menucos 13	28.043/M/03	2965	5/13/2003	6/11/2003	9/25/2003	11/12/2004	11/21/2004

SCHEDULE 9

List of Permits for B.C. Projects as at January, 2010

Claim	Licence No.	Commodity	Licence Holder Area

ARGIE 13	Cell 092I07A078B	N/A	412.67 ha
Cell 092I07A078C
Cell 092I07A079A
Cell 092I07A079B
Cell 092I07A079C
Cell 092I07A079D
Cell 092I07A080A
Cell 092I07A080B
Cell 092I07A080C
Cell 092I07A080D
Cell 092I07A088B
Cell 092I07A088C
Cell 092I07A089A
Cell 092I07A089B
Cell 092I07A089C
Cell 092I07A089D
Cell 092I07A090A
Cell 092I07A090D
Cell 092I07B071A
Cell 092I07B071D

ARGIE 14	Cell 092I07A098B	N/A	247.52 ha
Cell 092I07A098C
Cell 092I07A099A
Cell 092I07A099B
Cell 092I07A099C
Cell 092I07A099D
Cell 092I07A100A
Cell 092I07A100D
Cell 092I07H008B
Cell 092I07H009A
Cell 092I07H009B
Cell 092I07H010A

ARGIE 15	Cell 092I07A069B	N/A	165.11 ha
Cell 092I07A069C
Cell 092I07A070A
Cell 092I07A070B
Cell 092I07A070C
Cell 092I07A070D
Cell 092I07B061A
Cell 092I07B061D

SCHEDULE 1

SCHEDULE 1

TRANQUILO 1
405.334/SCRN/05

Corner	X	Y
1	4687000	2522000
2	4687000	2526000
3	4685000	2526000
4	4685000	2525000
5	4676000	2525000
6	4676000	2522000

CAÑADON
405.336/SCRN/05

Corner	X	Y
1	4687000	2526000
2	4687000	2530400
3	4682300	2530400
4	4682300	2531600
5	4679333.32	2531600
6	4679333.32	2531000
7	4682000	2531000
8	4682000	2528468
9	4684505	2528468
10	4684505	2525000
11	4685000	2525000
12	4685000	2526000

PINGUINO
414.409/CID/00

Corner	X	Y
1	4684505	2524968
2	4684505	2528468
3	4680219	2528468
4	4680219	2524968

SCHEDULE 1

TRANQUILO 2
405.335/SCRN/05

Corner	X	Y
1	4680219	2525000
2	4680219	2528468
3	4682000	2528468
4	4682000	2531000
5	4679333.32	2531000
6	4679333.32	2531600
7	4676000	2531600
8	4676000	2525000

SCHEDULE 2

MINIMUM INSURANCE REQUIREMENTS

1. Exploration Phase

     (a) Third Party Liability (including sudden and accidental pollution), minimum limit of indemnity CAD5,000,000 any one event and in the aggregate for pollution/products/completed operations.

2. Construction Phase

(a)	Erection/Construction All risks, based on full contract value and including:

	(i)	Strikes, Riots and Civil Commotion

	(ii)	Debris Removal

	(iii)	Extra Expenses

	(iv)	Extended Maintenance

	(v)	Third Party Liability

(b)	Marine Cargo All Risks (including war) in respect of all critical imports

3. Operational Phase

(a)	Property All Risks on all assets, based on new replacement cost of assets

(b)	Machinery Breakdown

(c)	Business Interruption, including contingent business interruption

(d)	Third Party Liability

4. At All Times

(a)	All insurances required by applicable laws and regulations.

(b)	Directors’ & Officers’ Liability

SCHEDULE 3

Annual Environmental and Social Monitoring Report (AMR)

The following template may be supplemented with annexes as appropriate to ensure all relevant information on project performance is reported.

General Questions

Company Details

Sponsor:

Project Country:
Project Name:
IFC Project ID:
Sponsor authorized representative:
I certify that the data contained in this AMR completely and accurately represents operations during this reporting period. I further certify that analytical data summaries[1] are based upon data collected and analyzed in a manner consistent with the World Bank Group’s Pollution Prevention and Abatement Handbook, Monitoring.

Signature:	Date:

Reporting Period
AMR reporting period:

________________________
1 Raw analytical data upon which summaries are based should not be submitted with this AMR but should be preserved and presented to IFC upon request.

SCHEDULE 3

The following tables should be completed to provide IFC with the necessary monitoring data for this reporting period. If you already have the data requested available in another format this can be used instead. Please provide the requested information for all emitting points (boilers, operations, discharge points, vents, etc.) for all locations in the units requested in the WBG guidelines as summarized below. If you would like additional guidance on the most appropriate ways to measure and report monitoring data, please request to IFC Annex A of ‘Guidance to Project Sponsors on the submission of the AMR’.

Add as many tables as needed to report information about all sites.

Site Information

Site ID	Name	Location

SCHEDULE 3

PS 1- Social and Environment Assessment and Management Systems

Site ID

Project Status[2]

Formal Management	Y____ N ____	Y____ N ____
Systems for Environmental
Aspects (Y/N)[3]	Date ____	Date ____

Occupational	Y____ N ____	Y____ N ____
Health/Industrial safety
Management System (Y/N)	Date ____	Date ____

ISO 14001 Certification,
if not already achieved,
please specify target date

OSHAS 18001
Certification,
if not already achieved,
please specify target date

Other
accreditations/Certifications
planned; if yes, please
specify kind and target date

Details of personnel
dedicated to handle the
environment, health,
safety, and social aspects [4]

________________________________

2 Indicate any development taken place in relation to the project over the reporting period (i.e., sismic, exploration, exploitation, expansion, closure, other (specify)
3 As needed, provide status/date of implementation and any other relevant information
4 Include on first AMR (thereafter, only if there are changes) an organizational diagram for environmental, health, safety and social aspects management. Explaining reporting line

SCHEDULE 3

Details of the program for
the env., health, and safety
requirements for
contractors[5]

Provide a list of the current
status of the env., health,
and safety permit/licenses
/audits required by the local
authorities

Status of the community
development plans[6]

Training

Employees and contractor employees ought to be trained in environmental, health and Safety aspects during the reporting period. List the most relevant training activated conducted

Site ID	Training Program	Targeted Audience

______________________________
5 Contracts, legal clauses, training, penalties, monitoring, etc.
6 In-preparation, on-going

SCHEDULE 3

Consultation and Disclosure Activities

Describe public consultation and disclosure activities to inform communities about project activities and their risks. Describe any print or broadcast media attention given to the project or to the company during this reporting period. Describe in detail, interactions with non-governmental organizations (NGOs) or public scrutiny of the Project.

Site ID	Meeting Type7/ Disclosure Activity	Date (s)	Subject (s)	Attendees/ Participants	Comments

Community Grievance and Resolutions Activities

Details about the grievance process, and activities in the last reported period

Site ID	Grievance Description[8]	Resolutions

______________________________
7 Informal, political, technical, public audience, hearing, NGOs, etc
8 for consumers, producers, internal staff, etc

SCHEDULE 3

Community Development Initiatives and/or Social Development Programs[9]

Site ID	Project Name	Description	No. Individuals Benefited	Total Budget US$	List Partners

Reporting

Did the Company publicly report the environmental and social performance of its operations (i.e., annual report, sustainability report, etc)? Y ______N______(if yes, provide details and/or a copy of such publication)

____________________________
9 As needed, provide additional information on the specific programs

SCHEDULE 3

PS 2- Labor and Working Conditions

Provide the following information:

  Outline of Human Resources Policy including non-discriminatory, collective bargaining, and freedom of association
  Name and contact details of the Human Resources Manager/Responsible
  Specify how the company informs/communicates the working conditions and terms of employment to its employees, including employees’ entitlement to wages and benefits
  Does the company have collective bargaining agreements? If yes, provide copy
  Has any labor audit being conducted?
(The above information is to be provided with the first AMR. Thereafter, only changes need to be reported)

Has the Company or any contractor been fined/sanctioned as a result from labor law or collective agreement violations?
Y_____ N______ If so, provide details.

Has the company or its contractors faced labor disputed or unrest during reporting period?
Y_____ N______ If so, provide details.

Has any labor audit been conducted?
Y_____ N______ If yes, By Whom ________________Provide conclusions/recommendations of such audit

Site ID
Number of direct employees
Number of indirect employees
Number of contractor employees
% of employees unionized
No. and % of employees from the local area
No. and % of contractor employees from the local area
No. of accidents10 11with work lost days - employees

________________________________

10 Incapacity to work for at least one full work day beyond the day on which the accident or illness occurred
11 Attach details of accidents including type, date, causes, and corrective actions. Also whether accident investigation was conducted

SCHEDULE 3

No. of accidents[8] with work lost days - contractors
No. of accidents w/out work days - employees
No. of accidents w/out work days - contractors

For the Entire Company	Reporting Yr ______________	Previous Yr ______________	Previous two years ______________
No. of employees
No. of contractors
No. of accidents12 13with work lost days - employees
No. of accidents[8] with work lost days - contractors
No. of accidents w/out work days - employees
No. of accidents w/out work days - contractors
List the most prevalent accident types

No. of incidents - employees
No. of incidents - contractors
No. vehicle accidents - employees
No. vehicle accidents - contractors
No. of fatalities[14] - employees
No. of fatalities - contractors

__________________________________
12 Incapacity to work for at least one full work day beyond the day on which the accident or illness occurred
13 Attach details of accidents including type, date, causes, and corrective actions. Also whether accident investigation was conducted
14 Attach details of fatalities including date, causes, and corrective actions. Also attach copy of the accident investigation report

SCHEDULE 3

Employees Grievance Program

Y _____N _______Implementation Date ______________

Site ID	Type of Grievances[15]	Brief Description	Description of Resolutions

Retrenchment

Did the Company experience a significant reduction of the size of its labor force during the reporting period?

Site ID _____________ Number of Employees _________________

Description of the Program

Magnitude of the retrenchment
Retrenchment methods and procedures
Compliance with local labor legislation
Compensation provided to retrenched workers
Assistance provided to retrenched workers, including outplacement services

__________________________________________
15 through company system, national system, other.

SCHEDULE 3

Employee Workplace Monitoring

Sponsors are required to monitor and record workplace conditions (air and physical parameters which are potentially impacted by industrial processes) throughout the reporting period. These reports are to be submitted to IFC annually.

Sample Frequency: Quarterly

Create sufficient sections in the table for each separate sampling point

Site ID16	Required Workplace Monitoring Parameter	WBG/IFC Maximum Threshold Limit Value (TLV- TWA)[17]	Measured Annual Av. (in IFC units)	Country Requirements

_____________________________
16 Specify locations
17 TLV-TWA (Threshold Limit Value-Time Weighted Average): The time-weighted average concentration for a conventional 8-hour workday and a 40-hour workweek, to which nearly all workers may be exposed, day after day, without adverse effect.

SCHEDULE 3

Corrective Actions

If any of the IFC or Host Country guideline levels in any of the above tables are exceeded please explain the cause and, if appropriate, describe the planned corrective actions to prevent re-occurrence.

Parameter Exceeded	Cause of Exceedance	Corrective Action and Completion Schedule

Occupational Health

If you already have the data requested available in different format, then this can be submitted instead

	Site ID	No. of Cases	Remarks[18]
Skin diseases and disorders
Respiratory conditions due to dust or toxic agents
Poisoning
Disorders due to physical agents
Disorders associated with repeated trauma
Cancers and malignant blood diseases
Disorders due to mental stress
Noise induced hearing loss
Other illnesses and disorders

_________________________________
18 Indicate causes and actions taken

SCHEDULE 3

Environmental and Social Action Plan (ESAP) Update

		ACTION	DELIVERABLE		DEADLINE	STATUS/COMMENTS
INTEGRATED MANAGEMENT SYSTEM
1.	Sustainability Organization and Management		•	Provide IFC with a copy of the HSEC Policy.	Signing.
Argentex Mining Corporation will:
	a)	Develop and adopt a Health, Safety, Environment, Community (HSEC) Policy documentation with commitments appropriate to the level of activities and a commitment to meet IFC Performance Standards.
	b)	Disclose HSEC Policy on Argentex Mining Corporation's website after review and acceptance by IFC.
	c)	Initiate formalized OHS and environmental incident reporting

2.	Stakeholder Engagement Plan		•	Provide SEP to IFC for review, approval and public disclosure.	Three months after signing.
Argentex Mining Corporation will as part of its community engagement requirement develop a Stakeholder Engagement Plan (SEP) commensurate with the identified impacts and risks. The SEP will include but not be limited to the following content:

At first AMR submission.
			•	Document community reporting activities in the Annual Monitoring Report.

	a)	Identification of stakeholders
	b)	Documentation of existing and planned community engagement with all stakeholders (i.e. communities potentially affected by project activities, communities indirectly affected, NGOs, governmental

SCHEDULE 3

agencies, interested groups, influential parties, etc) following : A Good Practice Handbook for Companies Doing Business in Emerging Markets (May 2007).
	c)	The SEP will include a description of the principles and procedures for negotiations and compensation for land acquisition and right of way.
	d)	Grievance Mechanism.
	e)	Framework for Community Reporting: provide regular (at a minimum annual) feedback to local stakeholders on the implementation of agreed environmental and social mitigation measures related to impacts that could affect them.
	f)	Emergency, Preparedness and Response Plan for local communities

3.	Social and Environmental Impact Assessment Preparation		•	SEIA submitted to IFC for review prior to disclosure.	Sixty (60) days prior to start of mine construction.
Argentex Mining Corporation will complete and disclose (in accordance with IFC's disclosure policy) for a minimum period of 60 days a detailed SEIA prior to any substantive mine construction or development. The SEIA will be conducted in line with the requirements of IFC Performance Standards.

SCHEDULE 3

LABOR AND WORKING CONDITIONS
4.	Argentex Mining Corporation develop a Human Resources (HR) policy by addressing the following areas in line with IFC Performance Standards and host country laws and regulations:		•	Provide IFC with a HR policy addressing these sections.	Within three months of subscription.
	a.	Articulate a HR policy, Document recruitment process; promotion procedure; freedom of association; and formalized grievance mechanism.
	b.	Integrate the various elements of HR policy into one document to be made available to staff.
	c.	Develop a grievance mechanism for staff and contractors
CULTURAL HERITAGE
5.	Chance find procedures Develop chance find procedures outlining the procedures to follow in case any cultural heritage is found during the exploration phase.		•	Provide IFC with a copy of the procedures for review.	Three months after signing.

SCHEDULE 3

Foreseen Environmental Improvements/Initiatives for Next Year (List improvement Programs)[19]

PLANT ID
Environmental protection
Planned Actions
Expected Completion Date
Estimated Costs
Energy
Resources/Consumption
Planned Actions
Expected Completion Date
Estimated Costs
Health
Planned Actions
Expected Completion Date
Estimated Costs
Safety
Planned Actions
Expected Completion Date
Estimated Costs
Transport/Distribution
Planned Actions
Expected Completion Date
Estimated Costs
Product Stewardship
Planned Actions
Expected Completion Date
Estimated Costs
Stakeholder Dialogue
Planned Actions
Expected Completion Date
Estimated Costs
Other EHS Goals
Planned Actions
Expected Completion Date
Estimated Costs

_______________________________
19 Include attachments, as needed, detailing the nature of the programs

SCHEDULE 3

PS 3 - Pollution Prevention and Abatement

General Environment

SITE ID
TOTAL PRODUCTION
Current Year (tn)
Previous Year (tn)
INPUTS
Electricity consumption (total) in GJ
own generation
purchased
sold
Steam consumption (total)
own generation
purchased
sold
Total Energy Consumption
Energy consumption per production unit in GJ/kg (Total energy consumption divided by total production)
Water Consumption in m3 or equiv.
Municipal water consumption
Ground water consumption
Other water source consumption (river/sea/bought, etc)
Water consumption per production unit in m3 /kg (Total water consumption divided by total production)
Total Fuel Consumption by total
production (units)
Type _____________
Type _____________
GREEN HOUSE GASES[20] (mg/Nm3)
CO2
N2O
SF6
HFCs/PFCs
CH4
SOLID WASTE GENERATION REDUCTION in Kg

______________________________
20 From process plus energy consumed (power, electric, etc.)

SCHEDULE 3

Hazardous Wastes Generated
Hazardous wastes reused/recycled (on/off-site)
Non-hazardous Wastes Generated
Non-hazardous wastes reused/recycled (on/off-site)

Ambient Air Quality Monitoring

Sponsors are required to collect representative samples of ambient air at an agreed number of locations outside the property boundary fence, submit collected samples for analysis and report the results to IFC.

Site ID
Parameter	Unit s		IFC Requirement
Site ID
Particulate Matter[21]	µg/m [3]		50 µg/m3
Particulate Matter[22]	µg/m [3]		70 µg/m3
NOx[23]	µg/m [3]		150µg/m3
SO2[24]	µg/m [3]		50µg/m3

_____________________________
21 Annual arithmetic mean
22 Max. 24-hr average
23 Max 24-hr average
24 Annual arithmetic mean

SCHEDULE 3

Liquid Effluent Discharges

Sponsors are required to collect representative samples of liquid effluent discharges to surface waters at an agreed frequency, submit these samples for laboratory analysis and report the results to IFC. Individual samples and individual reports are required for each surface water discharge point (e.g. sanitary waste, process effluent, and contaminated storm water).

Site ID	Type of Discharge[25]	Treatment Type	Final Disposal for Liquid Effluents[26] (e.g. river, municipal system, sea)

__________________________________________
25 domestic, rinsing waters process, storm waters, etc
26 if discharged into a municipal system please confirm the level of treatment provided

SCHEDULE 3

Liquid Effluent Monitoring

Site ID
Parameter		IFC Requirement
pH		6-9
Biochemical oxygen demand (BOD5)		50 mg/L
Chemical oxygen demand (COD)		250 mg/L
Total suspended solids (TSS)		50 mg/L
Oil and grease		10 mg/L
Chlorine
Iron
Total metals		10 mg/L
Ammonia
Phenols
Sulfides
Coliforms		400 MPN/100 ml
Ambient temperature of receiving waters at edge of zone where mixing with effluent takes place (if not defined, 100 meters from discharge point).	0C	[ ] 3[0] C (maximum increase is 3[0] C)
Other

SCHEDULE 3

Ambient Noise Monitoring

Sponsors are required to monitor ambient noise at an agreed number of representative receptors immediately outside the property boundary and report the results to IFC annually. Ambient noise monitoring must take place while the facility is operating. Create sufficient sections in the table for each separate receptor by copying and pasting the sections.

Ambient Noise Parameters	WBG/IFC Requirements	Country Requirements
Residential, institutional, educational receptors, Daytime (07:00-22:00 hours)	Leq (hourly), 55 dB(A)
Residential, institutional, educational receptors, Nighttime (22:00-07:00 hours)	Leq (hourly), 45 dB(A)
Industrial, commercial receptors Daytime (07:00-22:00 hours)	Leq (hourly), 70 dB(A)
Industrial, commercial receptors, Nighttime (22:00-07:00 hours)	Leq (hourly), 70 dB(A)

Site ID27	Residential/Institutional Daytime	Residential/Institutional Nighttime	Ind./Commercial Daytime	Ind./Commercial Nighttime

___________________________________
27 As needed indicate, the various locations where samplings have been taken

SCHEDULE 3

Corrective Actions

If any of the World Bank Group or Host Country guideline levels in any of the above tables are exceeded please explain the cause and, if appropriate, describe the planned corrective actions to prevent re-occurrence.

Site ID	Parameter Exceeded	Cause of Exceedance	Corrective Action and Completion Schedule

Hazardous Materials

Sponsors are required to monitor and record the amounts, types and storage methods of all hazardous materials used throughout the reporting period for the company and any contractors. These reports are to be submitted to IFC annually.

Site ID	Type	Annual Amount Stored/Used		Storage Method
		Present Yr	Previous Yr

SCHEDULE 3

Solid Waste

Sponsors are required to monitor and record the amounts, types and final disposal of all solid wastes generated throughout the reporting period for both the company and any contractors. These reports are to be submitted to IFC annually.

Site ID	Type	Annual Amount Generated		Storage Method and/or	Disposal Method[29]
		Present Yr	Previous Yr	Treatment[28]

________________________________________
28 How collected waste is stored on site (e.g., drums, bins, etc.) and treatment rendered (i.e., solidification, destruction, etc.)
29 Name and location of disposal facility used, if sold, name and type of business purchaser, disposal method (landfill, reuse, incineration, etc.)

SCHEDULE 3

Industrial Safety Monitoring

Site ID _____________Repeat as needed to include all sites

Activities	Mandatory Frequency	Date(s) Performed	Observed Deficiencies[30]	Corrective Actions and Schedule For Implementation[31]
Emergency Response Drills Type[32] ______________	Min: three (3)/year
Inspection and certification of fire detection and suppression electrical and mechanical systems	Min: one (1)/year
Portable fire extinguisher inspection, refilling/recharging	Min: two (2) /year
Internal emergency response drills	Min: one (1)/year
Number of Units with Ozone Depleting Substances (ODS)[33] __________________ Units replaced in reporting year ____________________

___________________________________
30 Attach supporting information as needed to fully describe observed deficiencies.
31 Attach supporting information as needed to fully describe corrective actions and implementation.
32 Fire, leak, etc.
33 CFCs, HCFs, halon

SCHEDULE 3

Provide list of additional safety prevention measured implemented

Sustainability Initiatives

Sponsors are encouraged to monitor and record sustainable initiatives implemented throughout the reporting period for the company. These reports are to be submitted to IFC annually.

Site ID	Waste Minimization	Pollution Prevention	Energy Savings	Others

SCHEDULE 3

Sustainability/Efficiency Performance Indicators Monitoring

Please include performance indicators selected to assess operational performance (i.e., amount of water/production unit, power usage/production unit, insurance costs/employee training, etc.

SCHEDULE 3

PS 4 - Community, Health, Safety and Security

Emergency Response Drills

Repeat this section as many sites as drills were conducted

Site ID ________________________date ____________________

Emergency response drills ---- Parties involved:

  Community Y _______ N ________          Fire Dept Y _______ N ________
  Hospital Y _______ N ________           Others _______ _______

List recommendations/improvement actions

SCHEDULE 3

Private/Public Security Forces

Site ID	Private		Training		Incidents with community or employees[34]
	N	Y	N	Y	Y	N

____________________________
34 Provide details (incident, corrective actions, etc.)

SCHEDULE 3

Transportation

Site ID	Road – Trucks, Cisterns, etc
	Own	Contracted	No. of daily trucks	Distance Traveled	Area Traveled [35]

_______________________________________
35 Rural, urban, populated, etc

SCHEDULE 3

Occupational Health and Safety for both Company and Contractors

During this reporting period, have there been incidents which have (1) caused environmental damage, (2) caused human health or life damage and/or (3) attracted the attention of outside parties? The table below provides some examples. Please describe any such incidents, attach photographs, newspaper articles or any other relevant supporting information

Site ID ____________________________Date of Occurrence _______________________

Incident[36]	Yes	No
Fire
Chemical or oil spill
Pollution release to air
Pollution release to water
Pollution release to soil/groundwater
Damage to, or destruction of natural habitats (e.g., drainage of wetlands, land clearance, significant erosion)
Complaints from Government regulatory authorities
Complaints from the local community
Fatalities or serious injury
Legal action
Fines, penalties or increased permit charges
Negative media, special interest group or NGO attention
“Chance finds” of cultural property on site (e.g., excavation/construction and relates to archaeological remains, etc.)
Transport related accident
Other (please specify)

_____________________________________
36 For each incident, please provide date, description of event, actions taken and actual or estimated cost of repair or clean up

SCHEDULE 3

PS 5 - Land Acquisition and Involuntary Resettlement

Please note that the company should abstain from engaging in any activities that will directly or indirectly result in the resettlement of individuals or business until the Company has submitted to IFC, and IFC has approved, a specific Resettlement Action Plan to deal with such situation in compliance with IFC’s PS 5

Site ID	Area (m2 or Ha)		Prior land use [37]	No. of affected properties	No. of relocated families	No. of affected families whose livelihood is land- based	No. of families that received in-kind compensation	No. of families that received replacement property
	Purchased	Easements or right of way

EHS and Social Capital Investment Expenses in US$

Total
Site ID
Environmental Programs
Occupat. Health Programs
Industrial Safety Programs
Social Programs
Total

_________________________________
37 Residential, commercial, agricultural

SCHEDULE 3

Feedback

Please use this section of the report to give us feedback.

[ ] [ ] [ ]	Do you understand the environmental requirements of IFC, or do you need additional assistance (e.g., training)?

How could we improve our support to you? Please provide suggestions.

If you contacted IFC during this reporting period for assistance, did you receive a satisfactory response? If no, please detail the reasons why and suggest ways to improve information exchange and interactions with IFC professionals.

SCHEDULE 4

ENVIRONMENTAL AND SOCIAL ACTION PLAN

SCHEDULE 4

SCHEDULE 5

FORM OF ANNUAL REVENUE DISCLOSURE
(SPECIFY CURRENCY IF NOT US$)

Type of Payment	National Government	Local Government (insert further columns when more than one region/province/state are involved)	Total
Royalties
License Payments and Fees (other than routine nominal administrative fees).
Profits/income Tax
Other fiscal benefits to government (specify)
Totals

SCHEDULE 6

     SCHEDULE 6
PROHIBITED ACTIVITIES

  Production or activities involving harmful or exploitative forms of forced labour/harmful child labor (where “forced labor” means all work or service, not voluntarily performed, that is extracted from an individual under threat of force or penalty and “harmful child labor” means the employment of children that is economically exploitive, or is likely to be hazardous to, or to interfere with, the child’s education, or to be harmful to the child’s health, or physical, mental, spiritual, moral, or social development).

  Production or trade in any product or activity deemed illegal under host country laws or regulations or international conventions and agreements.

  Production or trade in weapons and munitions (these activities are prohibited only if a portfolio company is substantially involved in such activities, i.e. the activity is not considered ancillary to such portfolio Company’s primary operations).

  Production or trade in alcoholic beverages (excluding beer and wine).

  Production or trade in tobacco.

  Gambling, casinos and equivalent enterprises.

  Trade in wildlife or wildlife products regulated under Convention on International Trade in Endangered Species of Wild Fauna and Flora.

  Production or trade in radioactive materials (this does not apply to the purchase of medical equipment, quality control (measurement) equipment and any equipment where IFC considers the radioactive source to be trivial and/or adequately shielded).

  Production or trade in or use of unbonded asbestos fibers (this does not apply to the purchase and use of bonded asbestos cement sheeting where the asbestos content is <20%).

  Commercial logging operations or the purchase of logging equipment for use in primary tropical moist forest (prohibited by the Forestry policy).

  Production or trade in products containing PCBs (PCBs: Polychlorinated biphenyls – a group of highly toxic chemicals. PCBs are likely to be found in oil-filled electrical transformers, capacitators and switchgear dating from 1950-1985).

  Production or trade in pharmaceuticals subject to international phase outs or bans.

  Production or trade in pesticides/herbicides subject to international phase out.

  Production or trade in ozone depleting substances subject to international phase out (Ozone Depleting Substances (ODSs): Chemical compounds which react with and deplete ozone, resulting in the widely publicized ‘ozone holes’. The Montreal Protocol lists ODSs and their target reduction and phase out dates.

  Drift net fishing in the marine environment using nets in excess of 2.5 km in length.

SCHEDULE 7

SCHEDULE 7

DEVELOPMENT IMPACT TRACKING SHEET

Development Impact Tracking Sheet: ARGENTEX MINING CORPORATION	Client Fiscal Year Annual Figure	Source of Data

ECONOMIC INDICATORS
# of direct employees of the company*
of which male (#)
of which female (#)
Total taxes and other payments to govt (US$M)
National purchase of goods and services (US$M)
of which amount (US$M) procured from local communities
ENVIRONMENTAL & SOCIAL
Community development outlays (US$)
PRIVATE SECTOR DEVELOPMENT IMPACTS
Corporate Governance: Improving Board Structure and Function (Y/N)
# of independent Board members
# of female Board members
% and # of women that are in top management positions
Linkages program (Yes/No)
# of female-owned businesses supported (as part of Linkages program)
* includes contractors that are working on-site on a practically permanent basis

* includes contractors that are working on-site on a practically permanent basis

SCHEDULE 8

SCHEDULE 8

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this certificate is attached.

This U.S. Accredited Investor Status Certificate is for use by each Subscriber that has indicated an interest in purchasing Units of Argentex Mining Corporation (the “Corporation”). The purpose of this U.S. Accredited Investor Status Certificate is to assure the Corporation that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Corporation will rely on the information contained in this U.S. Accredited Investor Status Certificate for the purposes of such determination. This U.S. Accredited Investor Status Questionnaire is not an offer of the Units or any other securities of the Corporation in any state other than those specifically authorized by the Corporation.

The undersigned Subscriber hereby represents, warrants and certifies to the Corporation, the Agent and the U.S. Affiliate, as an integral part of the attached Subscription Agreement, that the Subscriber satisfies, and at Closing will satisfy, one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies.)

__________	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US$5,000,000.

__________	A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance Corporation as defined in Section 2(13) of the 1933 Act; an investment Corporation registered under the Investment Corporation Act of 1940 (United States) or a business development Corporation as defined in Section 2(a)(48) of such Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Corporation or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

__________	A private business development Corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

__________	A trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

SCHEDULE 8

Note that the prospective Subscriber claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Corporation with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber’s status as an Accredited Investor.

The Subscriber hereby certifies that the information contained in this U.S. Accredited Investor Status Certificate is complete and accurate and the Subscriber will notify the Corporation promptly of any change in any such information. If this U.S. Accredited Investor Status Certificate is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this U.S. Accredited Investor Status Certificate on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this U.S. Accredited Investor Status Certificate as of ______________________, 2010.

Print of Type Name of Entity

Signature of Authorized Signatory

Type of Entity

SCHEDULE 9

FORM OF UNDERTAKING

•, 2010
Attention: Ken Hicks,
                   President

Argentex Mining Corporation
602-1112 West Pender Street,
Vancouver, British Columbia
V6E 2S1, Canada

Dear Mr. Hicks:

Re:	Argentex Mining Corporation (the “Company”)
Private Placement of 10,804,706 Units UNDERTAKING

     We refer to an equity and warrant subscription agreement dated •, 2010 between the Company and International Finance Corporation (“IFC”) pursuant to which IFC agreed to subscribe for 10,804,706 Units of the Company, announced by news release dated June 1, 2010.

     IFC hereby undertakes to not exercise the common stock purchase warrants (the “Warrants”) forming part of the Units, in whole or in part, and the Company undertakes that it shall not give effect to any such exercise of the Warrants, if, after giving effect to such exercise, IFC, together with any person or company acting jointly or in concert with IFC (the “Joint Actors”) would in the aggregate beneficially own, or exercise control or direction over that number of issued and outstanding voting securities of the Company which is twenty percent (20%) or more of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise. This undertaking will be of no force and effect and will terminate immediately after IFC sells any voting securities and/or if the Company issues any additional voting securities of the Company which results in IFC and its Joint Actors in the aggregate beneficially owning, or exercising control or direction over that number of issued and outstanding voting securities of the Company which represents less than twenty percent (20%) of the total issued and outstanding voting securities of the Company at that time (calculated on the basis that any outstanding Warrants held by IFC had been exercised by IFC in full).

Yours truly,

International Finance Corporation

per:

Signature of Authorized Signatory

Name (please print)

SCHEDULE 9

For the purposes of enabling IFC to monitor compliance with the above undertaking, if requested to do so by IFC, the Company will provide IFC with written confirmation of the number of issued and outstanding voting securities of the Company as of a date specified by IFC. The Company hereby undertakes to provide IFC with the written confirmation as soon as reasonably possible, but no later than two (2) business days after receiving IFC’s request.

Argentex Mining Corporation

per:

Signature of Authorized Signatory
•
Name (please print)